Exhibit 3

TRUST AGREEMENT

THIS TRUST AGREEMENT made as of the 31st day of January, 2006.

BETWEEN:

DAVID ASPER HOLDINGS INC., a corporation incorporated under the laws of Manitoba

(“Holdco”)

- and -

CANWEST GLOBAL COMMUNICATIONS CORP., a corporation continued under the laws of Canada,

(“CanWest Global”)

- and -

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada,

(the “Trustee”)

RECITALS:

A. The authorized capital of CanWest Global consists of an unlimited number of preference shares, issuable in series, of which an unlimited number of Series 1 Preference Shares and 21,783 Series 2 Preference Shares have been created, an unlimited number of multiple voting shares (the “Multiple Voting Shares”), an unlimited number of subordinate voting shares (the “Subordinate Voting Shares”) and an unlimited number of non-voting shares.

B. As of December 20, 2005, no preference shares, 76,785,976 Multiple Voting Shares, 98,780,630 Subordinate Voting Shares and 1,844,092 non-voting shares were issued and outstanding.

C. Prior to December 28, 2005, all of the outstanding Multiple Voting Shares were owned by CanWest Communications Corporation (“CanWest Communications”), a corporation incorporated under the laws of Manitoba. Ruth M. Asper, the widow of the late Israel Asper, together with members of her family, directly or indirectly, owns beneficially more than 94% of the outstanding equity shares of CanWest Communications.

D. All of the outstanding Subordinate Voting Shares are listed on The Toronto Stock Exchange (the “TSX”).

E. CanWest Communications and CanWest Global entered into a trust agreement (“Trust Agreement”) with Montreal Trust Company of Canada (“Montreal Trust”) dated as of October 9, 1991 to ensure that the Subordinate Voting Shares will and will continue to be listed on the TSX and that the holders from time to time of Subordinate Voting Shares will not be deprived of rights under applicable take-over bid legislation to which they would have been entitled in the event of a take-over bid if the Multiple Voting Shares and the Subordinate Voting Shares were considered to be a single class of shares.

F. By agreement (“Trust Agreement Amendment”) dated as of May 15, 1996 between CanWest Communications, CanWest Global and Montreal Trust, the Trust Agreement was amended, and by agreement (“Second Trust Agreement Amendment”) dated as of January 29, 1998 between CanWest Communications, CanWest Global and Montreal Trust, the Trust Agreement, as amended, was further amended (the Trust Agreement as amended by the Trust Agreement Amendment and the Second Trust Agreement Amendment being referred to herein as the “Amended Trust Agreement”).

G. On December 28, 2005, CanWest Communications transferred Multiple Voting Shares to Plan D MVS Holdings Ltd. (“Newco D”), a wholly-owned subsidiary of CanWest Communications.

H. Immediately prior to the amalgamation referred to in Recital I, CanWest Communications will be wholly-owned by The CanWest Capital Group Inc., which in turn will be wholly-owned by CanWest Direction Ltd., which in turn will be wholly-owned by The Asper Corporation, which will be beneficially owned, directly or indirectly, by Ruth M. Asper and members of her family.

I. CanWest Communications proposes to amalgamate with The CanWest Capital Group Inc., CanWest Direction Ltd. and The Asper Corporation pursuant to the provisions of the Corporations Act (Manitoba) to form a new corporation to be named TAC Amalco Inc. (“Amalco”).

J. Amalco proposes to transfer Multiple Voting Shares and all of the issued and outstanding shares of Newco D to DAA Transaction Subholdco Ltd. (“Subholdco D”), a wholly-owned subsidiary of Holdco.

K. Following the transfer of Multiple Voting Shares to Subholdco D, resolutions authorizing the wind-up of Subholdco D will be passed and all of the property of Subholdco D will be distributed to Holdco pursuant to the provisions of the Corporations Act (Manitoba).

L. At the time of the transfer of Multiple Voting Shares to Holdco, all of the issued and outstanding shares of Holdco will be owned by David A. Asper, the son of Ruth M. Asper and a resident of Manitoba.

M. The Amended Trust Agreement provides that CanWest Communications will not effect or facilitate a disposition of any Multiple Voting Shares owned by CanWest Communications unless the disposition is conditional upon the person or company acquiring the shares becoming a party to an agreement with the same terms and conditions as the Amended Trust Agreement under which such person or company shall have the same rights and obligations as CanWest Communications under the Amended Trust Agreement and in which all references in the Amended Trust Agreement to CanWest Communications will be to the acquiring person or company.

N. Holdco and CanWest Global wish to constitute the Trustee as a trustee for the holders from time to time of the Subordinate Voting Shares for the purposes hereinafter set forth with the intent that such holders, through the Trustee, will receive the benefit of the covenants of Holdco and CanWest Global contained in this Agreement.

NOW THEREFORE THIS AGREEMENT WITHNESSETH that in consideration of the purchase of Subordinate Voting Shares by the holders thereof and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby covenant and agree as follows:

1. Subject to Sections 2 and 7, Holdco will not sell any Multiple Voting Shares, directly or indirectly, pursuant to a take-over bid (as defined in applicable securities legislation) at a price per share in excess of 115% of the “market price” of the Subordinate Voting Shares (as determined in accordance with applicable securities legislation dealing with take-over bids) or as part of a transaction involving purchases being made from more than five persons or companies in the aggregate. In determining whether there has been a sale of or offer for Multiple Voting Shares and the terms and conditions of any such sale or offer, effect will be given to all transactions contemplated by the arrangement pursuant to which the Multiple Voting Shares are sold, or are to be sold, whether such transaction or transactions are completed on, before, or after the time of sale of Multiple Voting Shares.

2. Section 1 will not apply to prevent a sale by Holdco of Multiple Voting Shares pursuant to a take-over bid if:

(a)	such sale is made pursuant to an offer to all holders of Multiple Voting Shares where a concurrent offer is made to all holders of Subordinate Voting Shares and:

(i)	the price offered for the Subordinate Voting Shares is at least equal to the higher of the price offered for the Multiple Voting Shares and the highest price paid by the offeror, within the 90 day period immediately preceding the date of such offer, for any Multiple Voting Shares owned directly or indirectly by Holdco or any of its affiliates; and

(ii)	the number of Subordinate Voting Shares offered to be purchased expressed as a percentage of the number of Subordinate Voting Shares outstanding is not less than the number of Multiple Voting Shares offered to be purchased expressed as a percentage of the number of Multiple Voting Shares outstanding; and

(iii)	no condition is attached to the offer for the Subordinate Voting Shares relating to the obligation to take up and pay for shares, other than the right not to take up and pay for an Subordinate Voting Shares which may be tendered if no shares are purchased pursuant to the offer for the Multiple Voting Shares; and

(iv)	all other terms are at least as favourable to the holders of Subordinate Voting Shares as the terms of the offer for the Multiple Voting Shares are to the holders of Multiple Voting Shares; or

(b)	there is a concurrent unconditional offer to purchase all of the Subordinate Voting Shares on the terms specified in clauses (i) and (iv) of subsection (a) above; or

(c)	such sale is an indirect sale resulting from the acquisition of shares of a corporation which, directly or indirectly, controls or is controlled by Holdco or CanWest Global, where (x) each party to the sale is a member of the Asper Family (as defined below); and (y) the transferee is one of (1) a Transferee Individual, (2) a corporation which is directly or indirectly 100% owned and controlled by Transferee Individuals, or (3) a trust for Transferee Individuals, and the transferor is one of (1) a Transferor Individual, (2) a corporation which is directly or indirectly owned and controlled by Transferor Individuals or trusts for Transferor Individuals, or (3) a trust for Transferor Individuals (where a “Transferee Individual” means a child or grandchild of a “Transferor Individual” and for greater certainty “Transferor Individual” is initially David A. Asper in relation to his direct or indirect ownership and control of Holdco); and (z) no such transferee is a party to any arrangement under which any other person, other than another member of the Asper Family, would participate in the ownership of, or control or direction over, voting or equity shares of such corporation, Holdco or CanWest Global (other than the Subordinate Voting Shares); provided that, where required by Ontario securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

For the purposes of this Agreement, the term “Asper Family” means collectively (i) Israel Asper (“Asper”); (ii) his spouse; (iii) any issue of Asper (treating for this purpose, for greater certainty, any legally adopted descendent as a natural descendent); (iv) the estate of any person listed in clauses (i) to (iii); (v) any trust primarily for the issue of Asper, spouses of such issue, Asper himself or his spouse; (vi) any and all corporations which are directly or indirectly 100% controlled by any one or more of the foregoing; and (vii) Holdco so long as it is wholly controlled by any member or members of the Asper Family. For purposes hereof, “control” means the ownership of, or control or direction over, voting securities, and “spouse” includes a person’s widow or widower; or

(d)	such sale is a direct or indirect sale resulting from the sale of Multiple Voting Shares, directly or indirectly, to The Asper Foundation Inc., its replacement or successor charitable foundation or any other charitable organization, foundation, or trust that is a registered charity for purposes of the Income Tax Act (Canada) (in any such case, a “Foundation”); provided that, at the time of the sale, (A) a majority of the directors of the Foundation are Transferee Individuals and (B) the transferor is one of (i) a Transferor Individual, (ii) a corporation which is directly or indirectly owned and controlled by Transferor Individuals or trusts for Transferor Individuals, or (iii) a trust for Transferor Individuals (where a “Transferee Individual” means a spouse, a child or grandchild, or a spouse of a child or grandchild of a “Transferor Individual” and for greater certainty “Transferor Individual” is initially David A. Asper in relation to his direct or indirect ownership and control of Holdco); and no such transferee is a party to any arrangement with any other person, other than another member of the Asper Family, under which such other person would participate in the ownership of, or control or direction over, voting or equity shares of such corporation, Holdco or CanWest Global (other than the Subordinate Voting Shares); provided that, where required by Ontario Securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

3. Without limiting the generality of Section 1, (i) a sale will be deemed to be an indirect sale of Multiple Voting Shares owned by Holdco or by any person or company controlled, directly or indirectly, by Holdco, for the purposes of Section 1, if the offer pursuant to which such sale is made would be deemed to be an indirect offer for the Multiple Voting Shares under the take-over bid provisions of applicable securities legislation; and (ii) an offeror shall be deemed to include any person or company acting jointly or in concert with such offeror under the take-over bid provisions of applicable securities legislation. Notwithstanding the foregoing, a sale will not be deemed to be an indirect sale of Multiple Voting Shares owned by Holdco, or by any person controlled, directly or indirectly, by Holdco, for the purposes of Section 1, if the sale is an indirect sale of Multiple Voting Shares resulting from the sale of shares of Holdco or a corporation which, directly or indirectly, holds shares of Holdco, where (a) each selling shareholder is a shareholder of Holdco, or a corporation which, directly or indirectly, holds shares of Holdco, (b) the transferee will not, as a result of such sale, hold indirectly more than

20% of the Multiple Voting Shares, and (c) the transferee is not a party to any arrangement with any other person, other than a person or corporation which at the time of the sale is already a direct or indirect shareholder of Holdco, under which such other person would participate in the ownership of, or control or direction over, voting or equity shares of Holdco; provided that, where required by Ontario securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

4. Holdco will use its best efforts to prevent any person or company from carrying out a sale (including an indirect sale) described in Section 1 in respect of any Multiple Voting Shares owned from time to time by Holdco, regardless of whether such person or company is a party to this Agreement, unless Section 2 applies in respect of such sale.

5. If any person or company, other than Holdco, carries out a sale (including an indirect sale) described in Section 1 in respect of any Multiple Voting Shares owned from time to time by Holdco (unless Section 2 applies in respect of such sale), Holdco will not at the time such sale becomes effective or thereafter do any of the following with respect to any of the Multiple Voting Shares so sold: (a) dispose of them without the prior written consent of the Trustee; (b) convert them into Subordinate Voting Shares without the prior written consent of the Trustee; or (c) exercise any voting rights attaching to them except in accordance with the written instructions of the Trustee, and Holdco will comply with such instructions. The Trustee may attach conditions to any consent the Trustee gives in exercising its rights hereunder. The Trustee will exercise such rights in a manner that the Trustee considers to be: (i) in the best interests of the holders of the Subordinate Voting Shares, other than Holdco and holders who, in the opinion of the Trustee, participated directly or indirectly in the transaction that triggered the operation of this Section 5; and (ii) consistent with the intentions of Holdco and CanWest Global in entering into this Agreement as such intentions are set out in the recitals to this Agreement. In the event that an indirect sale of Multiple Voting Shares that is referred to in this Section 5 occurs and this Section 5 is applicable to such sale, Holdco will have no liability under this Agreement in respect of such sale, provided that Holdco is in compliance with all other provisions of this Agreement, including, without limitation, the provisions of Section 4 and this Section 5.

6. Holdco will not, and will ensure that each person and company which it controls will not, effect or facilitate a disposition of any Multiple Voting Shares owned by Holdco or by any person or company which Holdco controls, directly or indirectly, unless the disposition is conditional upon the person or company acquiring the shares becoming a party to an agreement with the same terms and conditions as this Agreement under which such person or company will have the same rights and obligations as Holdco hereunder and in which all references in this Agreement to Holdco will be to the acquiring person or company. The conversion of Multiple Voting Shares into Subordinate Voting Shares, whether or not such Subordinate Voting Shares are subsequently sold, will not constitute a disposition of Multiple Voting Shares for the purposes of this Agreement.

7. Nothing in this Agreement will prevent Holdco, from time to time, directly or indirectly, granting a security interest, by way of pledge, hypothecation or otherwise, whether directly or indirectly, in Multiple Voting Shares to any financial institution with which it deals at arm’s length (within the meaning of the Income Tax Act (Canada)) in connection with a bona fide borrowing provided that concurrently with the pledge, hypothecation or other granting of the security interest, the financial institution agrees in writing to become a party to and abide by the terms of this Agreement as if such financial institution were Holdco herein until such time as the pledge, hypothecation or other security interest has been released or the Multiple Voting Shares which were subject thereto have been disposed of in accordance with the terms of this Agreement.

8. In the event that the Trustee has reasonable cause to believe that Holdco or CanWest Global may have breached, or may intend to breach, any provision of this Agreement, the Trustee shall make reasonable enquiries of CanWest Global, Holdco, any party to an agreement to purchase Multiple Voting Shares and any appropriate securities regulatory authorities or stock exchanges to determine whether: (i) such a breach has occurred or is intended; and (ii) such breach or intended breach can be corrected expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, and if so, the steps proposed to be taken by Holdco and CanWest Global to correct such breach or intended breach. If the Trustee thereupon determines that a breach has occurred or is intended and either cannot be corrected or the steps proposed to be taken to correct such breach or intended breach will not adequately correct such breach expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, the Trustee will forthwith deliver to CanWest Global a certificate stating that the Trustee has made such determination. The Trustee will thereupon be entitled to take and, subject to Section 10, will take such action as the Trustee considers necessary to enforce its rights under this Agreement on behalf of the holders of the Subordinate Voting Shares.

Nothing in this Section 8 shall impose on the Trustee any obligation to make inquiries as to any breach or intended breach of this Agreement by CanWest Global or Holdco provided that the Trustee does not have reasonable cause to believe that such a breach has occurred or is intended. Where the Trustee does not have any reasonable cause to so believe, the Trustee shall have no liability under this Section 8 in respect of any breach or intended breach.

9. Subject to Section 10, in the event holders of not less than 10% of the then outstanding Subordinate Voting Shares determine that Holdco or CanWest Global have breached, or intend to breach, any provision of this Agreement, such holders may require the Trustee to take action in connection therewith by delivering to the Trustee a requisition in writing signed in one or more counterparts by such holders and setting forth the action to be taken by the Trustee, and upon receipt by the Trustee of such a requisition the Trustee will forthwith take such action as is specified in the requisition and any other action that the Trustee considers necessary to enforce its rights under this Agreement on behalf of the holders of the Subordinate Voting Shares, provided that the Trustee shall in the first instance determine whether the breach or intended breach can be corrected expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, and if so, whether the steps proposed to be taken by Holdco or CanWest Global to correct such breach or intended breach will adequately correct such breach expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares.

10. The obligation of the Trustee to take any action on behalf of the holders of the Subordinate Voting Shares will be conditional upon the Trustee receiving from CanWest Global or from one or more holders of Subordinate Voting Shares such funds and indemnities as the Trustee may reasonably require in respect of any costs or expenses which it may incur in connection with any such action. CanWest Global will provide such funds and indemnities to the Trustee if the Trustee has delivered to CanWest Global the certificate referred to in Section 8.

11. No holder of Subordinate Voting Shares will have the right, other than through the Trustee, to institute any action or proceeding or to exercise any other remedy for the purpose of enforcing any rights arising from this Agreement unless holders of Subordinate Voting Shares have requested in the manner specified in Section 9 that the Trustee act and have provided reasonable funds and indemnities to the Trustee and the Trustee has failed to so act within 30 days after the provision of such funds and indemnities. In such case any holder of Subordinate Voting Shares acting on behalf of such holder and all other holders of Subordinate Voting Shares will be entitled to initiate whatever proceedings that the Trustee would have been entitled to initiate in any court of competent jurisdiction.

12. CanWest Global will do all things necessary to facilitate the due performance of this Agreement including the fulfilment by Holdco of its obligations hereunder.

13. The Trustee may resign and be discharged from all further duties and liabilities hereunder, subject to this Section 13, after giving 60 days written notice to CanWest Global and Holdco or such shorter notice as CanWest Global and Holdco may accept as sufficient. CanWest Global will have the power at any time to remove the existing Trustee, provided that such removal is in the best interests of the holders of the Subordinate Voting Shares, after giving the Trustee 30 days notice of such removal or such shorter notice that the Trustee will accept as sufficient. In the event that the office of the Trustee becomes vacant due to the removal of the existing Trustee by CanWest Global, CanWest Global will forthwith appoint a new trustee which must be one of the largest five corporations licensed or authorized to carry on the business of a trust company in Ontario in terms of assets under administration. In the event that the office of trustee becomes vacant otherwise than by removal of the Trustee by CanWest Global, CanWest Global will forthwith appoint a new trustee which must be a corporation licensed or authorized to carry on the business of a trust company in Ontario; failing such appointment, Holdco, the Trustee or any holder of Subordinate Voting Shares may apply to a judge of the Ontario Superior Court for the appointment of a new trustee. Upon any new appointment the new trustee will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the trustee, but there will be immediately executed, at the expense of CanWest Global, all such instruments as may be, in the opinion of counsel to CanWest Global, necessary or desirable to assure such vesting. Any resignation of the Trustee will not become effective until the successor party executes an appropriate instrument accepting the appointment as the new trustee. Notwithstanding such resignation the Trustee will continue to be indemnified in accordance with Section 14.

14.	(a)	Holdco and CanWest Global hereby indemnify and save harmless the Trustee from and against all claims made against it by anyone, in the absence of negligence, reckless disregard, wilful misconduct or fraud by the Trustee, its officers, directors, employees and agents and independent contractors, by reason of the Trustee’s compliance in good faith with the terms hereof.

	(b)	The Trustee may employ or retain such counsel, auditors, accountants, or other experts or advisers, whose qualifications give authority to any opinion or report made by them as it may reasonably require for the purpose of discharging its duties hereunder and will not be responsible for any misconduct or negligence on the part of any of them. The Trustee may, if it is acting in good faith, rely on the accuracy of any such opinion or report.

	(c)	The Trustee will have no responsibility, if it is acting in good faith, for the genuineness or validity of any securities, documents or other things deposited with it. In the exercise of its rights, duties and obligations hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements made in any certificates or other documents provided to it.

15. CanWest Global will pay the reasonable fees and expenses of the Trustee in connection with the performance of the Trustee’s obligations hereunder including the reasonable fees and disbursements of counsel or other experts employed by the Trustee but this Section 15 will not require CanWest Global to pay any fees or expenses in connection with any action taken by the Trustee pursuant to Section 9 if the Trustee has not delivered to CanWest Global the certificate referred to in Section 8 in respect of such action.

16. The Trustee hereby accepts the appointment as trustee for the holders from time to time of the Subordinate Voting Shares and the trusts in this Agreement declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and to hold and exercise the rights, privileges and benefits conferred upon it hereby in trust for the various persons who are from time to time holders of Subordinate Voting Shares.

17. In the exercise of its rights and duties hereunder, the Trustee will exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

18. The Trustee represents that at the time of the execution and delivery hereof no material conflict of interest exists in the Trustee’s role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within three months after ascertaining that it has such material conflict of interest, either eliminate the same or resign its trust hereunder. Subject to the foregoing, the Trustee, in its personal or any other capacity may buy, lend upon and deal in securities of CanWest Global and generally may contract with and enter into financial transactions with CanWest Global, any of its subsidiaries or affiliates without being liable to account for any profit made thereby.

19. CanWest Global and Holdco covenant and agree that all certificates representing Multiple Voting Shares will have endorsed thereon a legend to the effect that the Multiple Voting Shares represented by such certificate are subject to the terms of this Agreement and that a copy of this Agreement may be examined at the head office of CanWest Global. CanWest Global will maintain a true copy of this Agreement at its head office and will permit any shareholder of CanWest Global to inspect and make copies thereof during normal business hours.

20. It is acknowledged that damages may not be an adequate remedy if a party bound by this Agreement breaches any of its covenants contained herein. Therefore the parties agree that orders of specific performance, injunction and other equitable remedies may be required to protect the parties hereto and the holders of Subordinate Voting Shares and thus may be sought and obtained hereunder in lieu of or in addition to damages and all defences and protests with respect to the seeking or granting thereof are hereby waived to the maximum extent permitted by law.

21. This Agreement will take effect on the date hereof and will remain in full force and effect until the date that CanWest Global delivers to the Trustee the consent in writing of The Toronto Stock Exchange to the termination of this Agreement.

22. This Agreement will not be amended, varied or modified and no provision thereof will be waived, except with the approval of at least two-thirds of the votes cast by the holders of Subordinate Voting Shares present or represented at a meeting duly called for the purpose of considering such amendment, variation, modification or waiver which two-thirds majority will include a simple majority of the votes cast by the holders of Subordinate Voting Shares, excluding Holdco and its affiliates and any person who owns Multiple Voting Shares or has an agreement to purchase Multiple Voting Shares on terms which would constitute a sale prohibited by the terms of this Agreement, prior to giving effect to the amendment, variation, modification or waiver.

23. Notwithstanding the provisions of Section 22, this Agreement may be amended without the approval of the holders of Subordinate Voting Shares in order to correct or rectify any errors, ambiguities, defective provisions, inconsistencies or omissions herein, provided that the Trustee is of the opinion that the rights hereunder of the holders of Subordinate Voting Shares will not be prejudiced, in any material respect, by such amendment and further provided that the prior consent of The Toronto Stock Exchange in respect of such changes has been received.

24. No provision in this Agreement shall limit the rights of any holders of Subordinate Voting Shares under applicable securities legislation.

25. Any notice or other communication made pursuant to or in connection with this Agreement will be sufficiently given if it is in writing and delivered or sent by registered mail, or by facsimile transmission or other form of recorded communication, to:

(a)	If to Holdco:

David Asper Holdings Inc.

1015 Wellington Crescent

Winnipeg, Manitoba

R3M 0A7

Attention: President

Telecopy Number: 204-487-3004

(b)	If to CanWest Global:

CanWest Global Communications Corp.

201 Portage Ave.

CanWest Global Place

Winnipeg, Manitoba

R3B 3L7

Attention: Vice-President and General Counsel

Telecopy Number: 204-947-9841

(c)	If to Trustee:

Computershare Trust Company of Canada

Suite 710

530 8th Avenue S.W.

Calgary, Alberta

T2P 3S8

Attention: Manager, Corporate Trust

Telecopy Number: 403-267-6598

or to such other address as the party to whom such notice or communication is to be given shall have last designated to the party giving the same in the manner specified in this Section 25. Any such notice or communication shall be deemed to have been given and received on the day it is so delivered or sent or on the third day following the day of mailing thereof in Manitoba as the case may be.

26. This Agreement will be governed by and construed in accordance wit the laws of the Province of Ontario. The terms “associate” and “affiliate” used herein will have the meanings ascribed thereto under Ontario securities legislation. References herein to Ontario securities legislation or to applicable securities legislation means such legislation in effect at the relevant time.

27. This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns, as applicable.

28. The parties hereto will do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

29.This Agreement constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof. There are not and will not be any verbal statements, representations, warranties, undertakings or agreements between the parties in respect of the subject matter hereof.

30. If any provision, or portion thereof, of this Agreement, or of the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision or portion thereof, to any other person or circumstance shall not be affected thereby and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

DAVID ASPER HOLDINGS INC.

By:	/s/ David A. Asper
Name:	David A. Asper c/s
Title:	President

By:	/s/ Ruth M. Asper
Name:	Ruth M. Asper
Title:	Vice-President and Secretary

CANWEST GLOBAL COMMUNICATIONS CORP.

By:	/s/ John E. Maguire
Name:	John E. Maguire c/s
Title:	Chief Financial Officer

By:	/s/ Richard M. Leipsic
Name:	Richard M. Leipsic
Title:	Vice-President & General Counsel

COMPUTERSHARE TRUST COMPANY OF CANADA

By:	/s/ W. Anne Dewaele
Name:	W. Anne Dewaele c/s
Title:	Manager, Corporate Trust

By:	/s/ Stacie Moore
Name:	Stacie Moore
Title:	General Manager, Corporate Trust

TRUST AGREEMENT

THIS TRUST AGREEMENT made as of the 31st day of January, 2006.

BETWEEN:

GAIL ASPER HOLDINGS INC., a corporation incorporated under the laws of Manitoba

(“Holdco”)

- and -

CANWEST GLOBAL COMMUNICATIONS CORP., a corporation continued under the laws of Canada,

(“CanWest Global”)

- and -

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada,

(the “Trustee”)

RECITALS:

A. The authorized capital of CanWest Global consists of an unlimited number of preference shares, issuable in series, of which an unlimited number of Series 1 Preference Shares and 21,783 Series 2 Preference Shares have been created, an unlimited number of multiple voting shares (the “Multiple Voting Shares”), an unlimited number of subordinate voting shares (the “Subordinate Voting Shares”) and an unlimited number of non-voting shares.

B. As of December 20, 2005, no preference shares, 76,785,976 Multiple Voting Shares, 98,780,630 Subordinate Voting Shares and 1,844,092 non-voting shares were issued and outstanding.

C. Prior to December 28, 2005, all of the outstanding Multiple Voting Shares were owned by CanWest Communications Corporation (“CanWest Communications”), a corporation incorporated under the laws of Manitoba. Ruth M. Asper, the widow of the late Israel Asper, together with members of her family, directly or indirectly, owns beneficially more than 94% of the outstanding equity shares of CanWest Communications.

D. All of the outstanding Subordinate Voting Shares are listed on The Toronto Stock Exchange (the “TSX”).

E. CanWest Communications and CanWest Global entered into a trust agreement (“Trust Agreement”) with Montreal Trust Company of Canada (“Montreal Trust”) dated as of October 9, 1991 to ensure that the Subordinate Voting Shares will and will continue to be listed on the TSX and that the holders from time to time of Subordinate Voting Shares will not be deprived of rights under applicable take-over bid legislation to which they would have been entitled in the event of a take-over bid if the Multiple Voting Shares and the Subordinate Voting Shares were considered to be a single class of shares.

F. By agreement (“Trust Agreement Amendment”) dated as of May 15, 1996 between CanWest Communications, CanWest Global and Montreal Trust, the Trust Agreement was amended, and by agreement (“Second Trust Agreement Amendment”) dated as of January 29, 1998 between CanWest Communications, CanWest Global and Montreal Trust, the Trust Agreement, as amended, was further amended (the Trust Agreement as amended by the Trust Agreement Amendment and the Second Trust Agreement Amendment being referred to herein as the “Amended Trust Agreement”).

G. On December 28, 2005, CanWest Communications transferred Multiple Voting Shares to Plan G MVS Holdings Ltd. (“Newco G”), a wholly-owned subsidiary of CanWest Communications.

H. Immediately prior to the amalgamation referred to in Recital I, CanWest Communications will be wholly-owned by The CanWest Capital Group Inc., which in turn will be wholly-owned by CanWest Direction Ltd., which in turn will be wholly-owned by The Asper Corporation, which will be beneficially owned, directly or indirectly, by Ruth M. Asper and members of her family.

I. CanWest Communications proposes to amalgamate with The CanWest Capital Group Inc., CanWest Direction Ltd. and The Asper Corporation pursuant to the provisions of the Corporations Act (Manitoba) to form a new corporation to be named TAC Amalco Inc. (“Amalco”).

J. Amalco proposes to transfer Multiple Voting Shares and all of the issued and outstanding shares of Newco G to GSA Transaction Subholdco Ltd. (“Subholdco G”), a wholly-owned subsidiary of Holdco.

K. Following the transfer of Multiple Voting Shares to Subholdco G, resolutions authorizing the wind-up of Subholdco G will be passed and all of the property of Subholdco G will be distributed to Holdco pursuant to the provisions of the Corporations Act (Manitoba).

L. At the time of the transfer of Multiple Voting Shares to Holdco, all of the issued and outstanding shares of Holdco will be owned by Gail S. Asper, the daughter of Ruth M. Asper and a resident of Manitoba.

M. The Amended Trust Agreement provides that CanWest Communications will not effect or facilitate a disposition of any Multiple Voting Shares owned by CanWest Communications unless the disposition is conditional upon the person or company acquiring the shares becoming a party to an agreement with the same terms and conditions as the Amended Trust Agreement under which such person or company shall have the same rights and obligations as CanWest Communications under the Amended Trust Agreement and in which all references in the Amended Trust Agreement to CanWest Communications will be to the acquiring person or company.

N. Holdco and CanWest Global wish to constitute the Trustee as a trustee for the holders from time to time of the Subordinate Voting Shares for the purposes hereinafter set forth with the intent that such holders, through the Trustee, will receive the benefit of the covenants of Holdco and CanWest Global contained in this Agreement.

NOW THEREFORE THIS AGREEMENT WITHNESSETH that in consideration of the purchase of Subordinate Voting Shares by the holders thereof and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby covenant and agree as follows:

1. Subject to Sections 2 and 7, Holdco will not sell any Multiple Voting Shares, directly or indirectly, pursuant to a take-over bid (as defined in applicable securities legislation) at a price per share in excess of 115% of the “market price” of the Subordinate Voting Shares (as determined in accordance with applicable securities legislation dealing with take-over bids) or as part of a transaction involving purchases being made from more than five persons or companies in the aggregate. In determining whether there has been a sale of or offer for Multiple Voting Shares and the terms and conditions of any such sale or offer, effect will be given to all transactions contemplated by the arrangement pursuant to which the Multiple Voting Shares are sold, or are to be sold, whether such transaction or transactions are completed on, before, or after the time of sale of Multiple Voting Shares.

2. Section 1 will not apply to prevent a sale by Holdco of Multiple Voting Shares pursuant to a take-over bid if:

(a)	such sale is made pursuant to an offer to all holders of Multiple Voting Shares where a concurrent offer is made to all holders of Subordinate Voting Shares and:

(i)	the price offered for the Subordinate Voting Shares is at least equal to the higher of the price offered for the Multiple Voting Shares and the highest price paid by the offeror, within the 90 day period immediately preceding the date of such offer, for any Multiple Voting Shares owned directly or indirectly by Holdco or any of its affiliates; and

(ii)	the number of Subordinate Voting Shares offered to be purchased expressed as a percentage of the number of Subordinate Voting Shares outstanding is not less than the number of Multiple Voting Shares offered to be purchased expressed as a percentage of the number of Multiple Voting Shares outstanding; and

(iii)	no condition is attached to the offer for the Subordinate Voting Shares relating to the obligation to take up and pay for shares, other than the right not to take up and pay for an Subordinate Voting Shares which may be tendered if no shares are purchased pursuant to the offer for the Multiple Voting Shares; and

(iv)	all other terms are at least as favourable to the holders of Subordinate Voting Shares as the terms of the offer for the Multiple Voting Shares are to the holders of Multiple Voting Shares; or

(b)	there is a concurrent unconditional offer to purchase all of the Subordinate Voting Shares on the terms specified in clauses (i) and (iv) of subsection (a) above; or

(c)	such sale is an indirect sale resulting from the acquisition of shares of a corporation which, directly or indirectly, controls or is controlled by Holdco or CanWest Global, where (x) each party to the sale is a member of the Asper Family (as defined below); and (y) the transferee is one of (1) a Transferee Individual, (2) a corporation which is directly or indirectly 100% owned and controlled by Transferee Individuals, or (3) a trust for Transferee Individuals, and the transferor is one of (1) a Transferor Individual, (2) a corporation which is directly or indirectly owned and controlled by Transferor Individuals or trusts for Transferor Individuals, or (3) a trust for Transferor Individuals (where a “Transferee Individual” means a child or grandchild of a “Transferor Individual” and for greater certainty “Transferor Individual” is initially Gail S. Asper in relation to her direct or indirect ownership and control of Holdco); and (z) no such transferee is a party to any arrangement under which any other person, other than another member of the Asper Family, would participate in the ownership of, or control or direction over, voting or equity shares of such corporation, Holdco or CanWest Global (other than the Subordinate Voting Shares); provided that, where required by Ontario securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

For the purposes of this Agreement, the term “Asper Family” means collectively (i) Israel Asper (“Asper”); (ii) his spouse; (iii) any issue of Asper (treating for this purpose, for greater certainty, any legally adopted descendent as a natural descendent); (iv) the estate of any person listed in clauses (i) to (iii); (v) any trust primarily for the issue of Asper, spouses of such issue, Asper himself or his spouse; (vi) any and all corporations which are directly or indirectly 100% controlled by any one or more of the foregoing; and (vii) Holdco so long as it is wholly controlled by any member or members of the Asper Family. For purposes hereof, “control” means the ownership of, or control or direction over, voting securities, and “spouse” includes a person’s widow or widower; or

(d)	such sale is a direct or indirect sale resulting from the sale of Multiple Voting Shares, directly or indirectly, to The Asper Foundation Inc., its replacement or successor charitable foundation or any other charitable organization, foundation, or trust that is a registered charity for purposes of the Income Tax Act (Canada) (in any such case, a “Foundation”); provided that, at the time of the sale, (A) a majority of the directors of the Foundation are Transferee Individuals and (B) the transferor is one of (i) a Transferor Individual, (ii) a corporation which is directly or indirectly owned and controlled by Transferor Individuals or trusts for Transferor Individuals, or (iii) a trust for Transferor Individuals (where a “Transferee Individual” means a spouse, a child or grandchild, or a spouse of a child or grandchild of a “Transferor Individual” and for greater certainty “Transferor Individual” is initially Gail S. Asper in relation to her direct or indirect ownership and control of Holdco); and no such transferee is a party to any arrangement with any other person, other than another member of the Asper Family, under which such other person would participate in the ownership of, or control or direction over, voting or equity shares of such corporation, Holdco or CanWest Global (other than the Subordinate Voting Shares); provided that, where required by Ontario Securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

3. Without limiting the generality of Section 1, (i) a sale will be deemed to be an indirect sale of Multiple Voting Shares owned by Holdco or by any person or company controlled, directly or indirectly, by Holdco, for the purposes of Section 1, if the offer pursuant to which such sale is made would be deemed to be an indirect offer for the Multiple Voting Shares under the take-over bid provisions of applicable securities legislation; and (ii) an offeror shall be deemed to include any person or company acting jointly or in concert with such offeror under the take-over bid provisions of applicable securities legislation. Notwithstanding the foregoing, a sale will not be deemed to be an indirect sale of Multiple Voting Shares owned by Holdco, or by any person controlled, directly or indirectly, by Holdco, for the purposes of Section 1, if the sale is an indirect sale of Multiple Voting Shares resulting from the sale of shares of Holdco or a corporation which, directly or indirectly, holds shares of Holdco, where (a) each selling shareholder is a shareholder of Holdco, or a corporation which, directly or indirectly, holds shares of Holdco, (b) the transferee will not, as a result of such sale, hold indirectly more than

20% of the Multiple Voting Shares, and (c) the transferee is not a party to any arrangement with any other person, other than a person or corporation which at the time of the sale is already a direct or indirect shareholder of Holdco, under which such other person would participate in the ownership of, or control or direction over, voting or equity shares of Holdco; provided that, where required by Ontario securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

4. Holdco will use its best efforts to prevent any person or company from carrying out a sale (including an indirect sale) described in Section 1 in respect of any Multiple Voting Shares owned from time to time by Holdco, regardless of whether such person or company is a party to this Agreement, unless Section 2 applies in respect of such sale.

5. If any person or company, other than Holdco, carries out a sale (including an indirect sale) described in Section 1 in respect of any Multiple Voting Shares owned from time to time by Holdco (unless Section 2 applies in respect of such sale), Holdco will not at the time such sale becomes effective or thereafter do any of the following with respect to any of the Multiple Voting Shares so sold: (a) dispose of them without the prior written consent of the Trustee; (b) convert them into Subordinate Voting Shares without the prior written consent of the Trustee; or (c) exercise any voting rights attaching to them except in accordance with the written instructions of the Trustee, and Holdco will comply with such instructions. The Trustee may attach conditions to any consent the Trustee gives in exercising its rights hereunder. The Trustee will exercise such rights in a manner that the Trustee considers to be: (i) in the best interests of the holders of the Subordinate Voting Shares, other than Holdco and holders who, in the opinion of the Trustee, participated directly or indirectly in the transaction that triggered the operation of this Section 5; and (ii) consistent with the intentions of Holdco and CanWest Global in entering into this Agreement as such intentions are set out in the recitals to this Agreement. In the event that an indirect sale of Multiple Voting Shares that is referred to in this Section 5 occurs and this Section 5 is applicable to such sale, Holdco will have no liability under this Agreement in respect of such sale, provided that Holdco is in compliance with all other provisions of this Agreement, including, without limitation, the provisions of Section 4 and this Section 5.

6. Holdco will not, and will ensure that each person and company which it controls will not, effect or facilitate a disposition of any Multiple Voting Shares owned by Holdco or by any person or company which Holdco controls, directly or indirectly, unless the disposition is conditional upon the person or company acquiring the shares becoming a party to an agreement with the same terms and conditions as this Agreement under which such person or company will have the same rights and obligations as Holdco hereunder and in which all references in this Agreement to Holdco will be to the acquiring person or company. The conversion of Multiple Voting Shares into Subordinate Voting Shares, whether or not such Subordinate Voting Shares are subsequently sold, will not constitute a disposition of Multiple Voting Shares for the purposes of this Agreement.

7. Nothing in this Agreement will prevent Holdco, from time to time, directly or indirectly, granting a security interest, by way of pledge, hypothecation or otherwise, whether directly or indirectly, in Multiple Voting Shares to any financial institution with which it deals at arm’s length (within the meaning of the Income Tax Act (Canada)) in connection with a bona fide borrowing provided that concurrently with the pledge, hypothecation or other granting of the security interest, the financial institution agrees in writing to become a party to and abide by the terms of this Agreement as if such financial institution were Holdco herein until such time as the pledge, hypothecation or other security interest has been released or the Multiple Voting Shares which were subject thereto have been disposed of in accordance with the terms of this Agreement.

8. In the event that the Trustee has reasonable cause to believe that Holdco or CanWest Global may have breached, or may intend to breach, any provision of this Agreement, the Trustee shall make reasonable enquiries of CanWest Global, Holdco, any party to an agreement to purchase Multiple Voting Shares and any appropriate securities regulatory authorities or stock exchanges to determine whether: (i) such a breach has occurred or is intended; and (ii) such breach or intended breach can be corrected expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, and if so, the steps proposed to be taken by Holdco and CanWest Global to correct such breach or intended breach. If the Trustee thereupon determines that a breach has occurred or is intended and either cannot be corrected or the steps proposed to be taken to correct such breach or intended breach will not adequately correct such breach expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, the Trustee will forthwith deliver to CanWest Global a certificate stating that the Trustee has made such determination. The Trustee will thereupon be entitled to take and, subject to Section 10, will take such action as the Trustee considers necessary to enforce its rights under this Agreement on behalf of the holders of the Subordinate Voting Shares.

Nothing in this Section 8 shall impose on the Trustee any obligation to make inquiries as to any breach or intended breach of this Agreement by CanWest Global or Holdco provided that the Trustee does not have reasonable cause to believe that such a breach has occurred or is intended. Where the Trustee does not have any reasonable cause to so believe, the Trustee shall have no liability under this Section 8 in respect of any breach or intended breach.

9. Subject to Section 10, in the event holders of not less than 10% of the then outstanding Subordinate Voting Shares determine that Holdco or CanWest Global have breached, or intend to breach, any provision of this Agreement, such holders may require the Trustee to take action in connection therewith by delivering to the Trustee a requisition in writing signed in one or more counterparts by such holders and setting forth the action to be taken by the Trustee, and upon receipt by the Trustee of such a requisition the Trustee will forthwith take such action as is specified in the requisition and any other action that the Trustee considers necessary to enforce its rights under this Agreement on behalf of the holders of the Subordinate Voting Shares, provided that the Trustee shall in the first instance determine whether the breach or intended breach can be corrected expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, and if so, whether the steps proposed to be taken by Holdco or CanWest Global to correct such breach or intended breach will adequately correct such breach expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares.

10. The obligation of the Trustee to take any action on behalf of the holders of the Subordinate Voting Shares will be conditional upon the Trustee receiving from CanWest Global or from one or more holders of Subordinate Voting Shares such funds and indemnities as the Trustee may reasonably require in respect of any costs or expenses which it may incur in connection with any such action. CanWest Global will provide such funds and indemnities to the Trustee if the Trustee has delivered to CanWest Global the certificate referred to in Section 8.

11. No holder of Subordinate Voting Shares will have the right, other than through the Trustee, to institute any action or proceeding or to exercise any other remedy for the purpose of enforcing any rights arising from this Agreement unless holders of Subordinate Voting Shares have requested in the manner specified in Section 9 that the Trustee act and have provided reasonable funds and indemnities to the Trustee and the Trustee has failed to so act within 30 days after the provision of such funds and indemnities. In such case any holder of Subordinate Voting Shares acting on behalf of such holder and all other holders of Subordinate Voting Shares will be entitled to initiate whatever proceedings that the Trustee would have been entitled to initiate in any court of competent jurisdiction.

12. CanWest Global will do all things necessary to facilitate the due performance of this Agreement including the fulfilment by Holdco of its obligations hereunder.

13. The Trustee may resign and be discharged from all further duties and liabilities hereunder, subject to this Section 13, after giving 60 days written notice to CanWest Global and Holdco or such shorter notice as CanWest Global and Holdco may accept as sufficient. CanWest Global will have the power at any time to remove the existing Trustee, provided that such removal is in the best interests of the holders of the Subordinate Voting Shares, after giving the Trustee 30 days notice of such removal or such shorter notice that the Trustee will accept as sufficient. In the event that the office of the Trustee becomes vacant due to the removal of the existing Trustee by CanWest Global, CanWest Global will forthwith appoint a new trustee which must be one of the largest five corporations licensed or authorized to carry on the business of a trust company in Ontario in terms of assets under administration. In the event that the office of trustee becomes vacant otherwise than by removal of the Trustee by CanWest Global, CanWest Global will forthwith appoint a new trustee which must be a corporation licensed or authorized to carry on the business of a trust company in Ontario; failing such appointment, Holdco, the Trustee or any holder of Subordinate Voting Shares may apply to a judge of the Ontario Superior Court for the appointment of a new trustee. Upon any new appointment the new trustee will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the trustee, but there will be immediately executed, at the expense of CanWest Global, all such instruments as may be, in the opinion of counsel to CanWest Global, necessary or desirable to assure such vesting. Any resignation of the Trustee will not become effective until the successor party executes an appropriate instrument accepting the appointment as the new trustee. Notwithstanding such resignation the Trustee will continue to be indemnified in accordance with Section 14.

14.	(a)	Holdco and CanWest Global hereby indemnify and save harmless the Trustee from and against all claims made against it by anyone, in the absence of negligence, reckless disregard, wilful misconduct or fraud by the Trustee, its officers, directors, employees and agents and independent contractors, by reason of the Trustee’s compliance in good faith with the terms hereof.

	(b)	The Trustee may employ or retain such counsel, auditors, accountants, or other experts or advisers, whose qualifications give authority to any opinion or report made by them as it may reasonably require for the purpose of discharging its duties hereunder and will not be responsible for any misconduct or negligence on the part of any of them. The Trustee may, if it is acting in good faith, rely on the accuracy of any such opinion or report.

	(c)	The Trustee will have no responsibility, if it is acting in good faith, for the genuineness or validity of any securities, documents or other things deposited with it. In the exercise of its rights, duties and obligations hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements made in any certificates or other documents provided to it.

15. CanWest Global will pay the reasonable fees and expenses of the Trustee in connection with the performance of the Trustee’s obligations hereunder including the reasonable fees and disbursements of counsel or other experts employed by the Trustee but this Section 15 will not require CanWest Global to pay any fees or expenses in connection with any action taken by the Trustee pursuant to Section 9 if the Trustee has not delivered to CanWest Global the certificate referred to in Section 8 in respect of such action.

16. The Trustee hereby accepts the appointment as trustee for the holders from time to time of the Subordinate Voting Shares and the trusts in this Agreement declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and to hold and exercise the rights, privileges and benefits conferred upon it hereby in trust for the various persons who are from time to time holders of Subordinate Voting Shares.

17. In the exercise of its rights and duties hereunder, the Trustee will exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

18. The Trustee represents that at the time of the execution and delivery hereof no material conflict of interest exists in the Trustee’s role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within three months after ascertaining that it has such material conflict of interest, either eliminate the same or resign its trust hereunder. Subject to the foregoing, the Trustee, in its personal or any other capacity may buy, lend upon and deal in securities of CanWest Global and generally may contract with and enter into financial transactions with CanWest Global, any of its subsidiaries or affiliates without being liable to account for any profit made thereby.

19. CanWest Global and Holdco covenant and agree that all certificates representing Multiple Voting Shares will have endorsed thereon a legend to the effect that the Multiple Voting Shares represented by such certificate are subject to the terms of this Agreement and that a copy of this Agreement may be examined at the head office of CanWest Global. CanWest Global will maintain a true copy of this Agreement at its head office and will permit any shareholder of CanWest Global to inspect and make copies thereof during normal business hours.

20. It is acknowledged that damages may not be an adequate remedy if a party bound by this Agreement breaches any of its covenants contained herein. Therefore the parties agree that orders of specific performance, injunction and other equitable remedies may be required to protect the parties hereto and the holders of Subordinate Voting Shares and thus may be sought and obtained hereunder in lieu of or in addition to damages and all defences and protests with respect to the seeking or granting thereof are hereby waived to the maximum extent permitted by law.

21. This Agreement will take effect on the date hereof and will remain in full force and effect until the date that CanWest Global delivers to the Trustee the consent in writing of The Toronto Stock Exchange to the termination of this Agreement.

22. This Agreement will not be amended, varied or modified and no provision thereof will be waived, except with the approval of at least two-thirds of the votes cast by the holders of Subordinate Voting Shares present or represented at a meeting duly called for the purpose of considering such amendment, variation, modification or waiver which two-thirds majority will include a simple majority of the votes cast by the holders of Subordinate Voting Shares, excluding Holdco and its affiliates and any person who owns Multiple Voting Shares or has an agreement to purchase Multiple Voting Shares on terms which would constitute a sale prohibited by the terms of this Agreement, prior to giving effect to the amendment, variation, modification or waiver.

23. Notwithstanding the provisions of Section 22, this Agreement may be amended without the approval of the holders of Subordinate Voting Shares in order to correct or rectify any errors, ambiguities, defective provisions, inconsistencies or omissions herein, provided that the Trustee is of the opinion that the rights hereunder of the holders of Subordinate Voting Shares will not be prejudiced, in any material respect, by such amendment and further provided that the prior consent of The Toronto Stock Exchange in respect of such changes has been received.

24. No provision in this Agreement shall limit the rights of any holders of Subordinate Voting Shares under applicable securities legislation.

25. Any notice or other communication made pursuant to or in connection with this Agreement will be sufficiently given if it is in writing and delivered or sent by registered mail, or by facsimile transmission or other form of recorded communication, to:

(a)	If to Holdco:

Gail Asper Holdings Inc.

117 Grenfell Boulevard

Winnipeg, Manitoba

R3P 0B6

Attention: President and Secretary

Telecopy Number: 204-488-1573

(b)	If to CanWest Global:

CanWest Global Communications Corp.

201 Portage Ave.

CanWest Global Place

Winnipeg, Manitoba

R3B 3L7

Attention: Vice-President and General Counsel

Telecopy Number: 204-947-9841

(c)	If to Trustee:

Computershare Trust Company of Canada

Suite 710

530 8th Avenue S.W.

Calgary, Alberta

T2P 3S8

Attention: Manager, Corporate Trust

Telecopy Number: 403-267-6598

or to such other address as the party to whom such notice or communication is to be given shall have last designated to the party giving the same in the manner specified in this Section 25. Any such notice or communication shall be deemed to have been given and received on the day it is so delivered or sent or on the third day following the day of mailing thereof in Manitoba as the case may be.

26. This Agreement will be governed by and construed in accordance wit the laws of the Province of Ontario. The terms “associate” and “affiliate” used herein will have the meanings ascribed thereto under Ontario securities legislation. References herein to Ontario securities legislation or to applicable securities legislation means such legislation in effect at the relevant time.

27. This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns, as applicable.

28. The parties hereto will do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

29. This Agreement constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof. There are not and will not be any verbal statements, representations, warranties, undertakings or agreements between the parties in respect of the subject matter hereof.

30. If any provision, or portion thereof, of this Agreement, or of the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision or portion thereof, to any other person or circumstance shall not be affected thereby and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

GAIL ASPER HOLDINGS INC.

By:	/s/ Gail S. Asper
Name:	Gail S. Asper c/s
Title:	President and Secretary

By:	/s/ Ruth M. Asper
Name: Ruth M. Asper
Title: Vice-President

CANWEST GLOBAL COMMUNICATIONS CORP.

By:	/s/ John E. Maguire
Name:	John E. Maguire c/s
Title:	Chief Financial Officer

By:	/s/ Richard M. Leipsic
Name:	Richard M. Leipsic
Title:	Vice-President & General Counsel

COMPUTERSHARE TRUST COMPANY OF CANADA

By:	/s/ W. Anne Dewaele
Name:	W. Anne Dewaele c/s c/s
Title:	Manager, Corporate Trust

By:	/s/ Stacie Moore
Name:	Stacie Moore
Title:	General Manager, Corporate Trust

TRUST AGREEMENT

THIS TRUST AGREEMENT made as of the 31st day of January, 2006.

BETWEEN:

LEONARD ASPER HOLDINGS INC., a corporation incorporated under the laws of Manitoba

(“Holdco”)

- and -

CANWEST GLOBAL COMMUNICATIONS CORP., a corporation continued under the laws of Canada,

(“CanWest Global”)

- and -

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada,

(the “Trustee”)

RECITALS:

A. The authorized capital of CanWest Global consists of an unlimited number of preference shares, issuable in series, of which an unlimited number of Series 1 Preference Shares and 21,783 Series 2 Preference Shares have been created, an unlimited number of multiple voting shares (the “Multiple Voting Shares”), an unlimited number of subordinate voting shares (the “Subordinate Voting Shares”) and an unlimited number of non-voting shares.

B. As of December 20, 2005, no preference shares, 76,785,976 Multiple Voting Shares, 98,780,630 Subordinate Voting Shares and 1,844,092 non-voting shares were issued and outstanding.

C. Prior to December 28, 2005, all of the outstanding Multiple Voting Shares were owned by CanWest Communications Corporation (“CanWest Communications”), a corporation incorporated under the laws of Manitoba. Ruth M. Asper, the widow of the late Israel Asper, together with members of her family, directly or indirectly, owns beneficially more than 94% of the outstanding equity shares of CanWest Communications.

D. All of the outstanding Subordinate Voting Shares are listed on The Toronto Stock Exchange (the “TSX”).

E. CanWest Communications and CanWest Global entered into a trust agreement (“Trust Agreement”) with Montreal Trust Company of Canada (“Montreal Trust”) dated as of October 9, 1991 to ensure that the Subordinate Voting Shares will and will continue to be listed on the TSX and that the holders from time to time of Subordinate Voting Shares will not be deprived of rights under applicable take-over bid legislation to which they would have been entitled in the event of a take-over bid if the Multiple Voting Shares and the Subordinate Voting Shares were considered to be a single class of shares.

F. By agreement (“Trust Agreement Amendment”) dated as of May 15, 1996 between CanWest Communications, CanWest Global and Montreal Trust, the Trust Agreement was amended, and by agreement (“Second Trust Agreement Amendment”) dated as of January 29, 1998 between CanWest Communications, CanWest Global and Montreal Trust, the Trust Agreement, as amended, was further amended (the Trust Agreement as amended by the Trust Agreement Amendment and the Second Trust Agreement Amendment being referred to herein as the “Amended Trust Agreement”).

G. On December 28, 2005, CanWest Communications transferred Multiple Voting Shares to Plan L MVS Holdings Ltd. (“Newco L”), a wholly-owned subsidiary of CanWest Communications.

H. Immediately prior to the amalgamation referred to in Recital I, CanWest Communications will be wholly-owned by The CanWest Capital Group Inc., which in turn will be wholly-owned by CanWest Direction Ltd., which in turn will be wholly-owned by The Asper Corporation, which will be beneficially owned, directly or indirectly, by Ruth M. Asper and members of her family.

I. CanWest Communications proposes to amalgamate with The CanWest Capital Group Inc., CanWest Direction Ltd. and The Asper Corporation pursuant to the provisions of the Corporations Act (Manitoba) to form a new corporation to be named TAC Amalco Inc. (“Amalco”).

J. Amalco proposes to transfer Multiple Voting Shares and all of the issued and outstanding shares of Newco L to LJA Transaction Subholdco Ltd. (“Subholdco L”), a wholly-owned subsidiary of Holdco.

K. Following the transfer of Multiple Voting Shares to Subholdco L, resolutions authorizing the wind-up of Subholdco L will be passed and all of the property of Subholdco L will be distributed to Holdco pursuant to the provisions of the Corporations Act (Manitoba).

L. At the time of the transfer of Multiple Voting Shares to Holdco, all of the issued and outstanding shares of Holdco will be owned by Leonard J. Asper, the son of Ruth M. Asper and a resident of Manitoba.

M. The Amended Trust Agreement provides that CanWest Communications will not effect or facilitate a disposition of any Multiple Voting Shares owned by CanWest Communications unless the disposition is conditional upon the person or company acquiring the shares becoming a party to an agreement with the same terms and conditions as the Amended Trust Agreement under which such person or company shall have the same rights and obligations as CanWest Communications under the Amended Trust Agreement and in which all references in the Amended Trust Agreement to CanWest Communications will be to the acquiring person or company.

N. Holdco and CanWest Global wish to constitute the Trustee as a trustee for the holders from time to time of the Subordinate Voting Shares for the purposes hereinafter set forth with the intent that such holders, through the Trustee, will receive the benefit of the covenants of Holdco and CanWest Global contained in this Agreement.

NOW THEREFORE THIS AGREEMENT WITHNESSETH that in consideration of the purchase of Subordinate Voting Shares by the holders thereof and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby covenant and agree as follows:

1. Subject to Sections 2 and 7, Holdco will not sell any Multiple Voting Shares, directly or indirectly, pursuant to a take-over bid (as defined in applicable securities legislation) at a price per share in excess of 115% of the “market price” of the Subordinate Voting Shares (as determined in accordance with applicable securities legislation dealing with take-over bids) or as part of a transaction involving purchases being made from more than five persons or companies in the aggregate. In determining whether there has been a sale of or offer for Multiple Voting Shares and the terms and conditions of any such sale or offer, effect will be given to all transactions contemplated by the arrangement pursuant to which the Multiple Voting Shares are sold, or are to be sold, whether such transaction or transactions are completed on, before, or after the time of sale of Multiple Voting Shares.

2. Section 1 will not apply to prevent a sale by Holdco of Multiple Voting Shares pursuant to a take-over bid if:

(a)	such sale is made pursuant to an offer to all holders of Multiple Voting Shares where a concurrent offer is made to all holders of Subordinate Voting Shares and:

(i)	the price offered for the Subordinate Voting Shares is at least equal to the higher of the price offered for the Multiple Voting Shares and the highest price paid by the offeror, within the 90 day period immediately preceding the date of such offer, for any Multiple Voting Shares owned directly or indirectly by Holdco or any of its affiliates; and

(ii)	the number of Subordinate Voting Shares offered to be purchased expressed as a percentage of the number of Subordinate Voting Shares outstanding is not less than the number of Multiple Voting Shares offered to be purchased expressed as a percentage of the number of Multiple Voting Shares outstanding; and

(iii)	no condition is attached to the offer for the Subordinate Voting Shares relating to the obligation to take up and pay for shares, other than the right not to take up and pay for an Subordinate Voting Shares which may be tendered if no shares are purchased pursuant to the offer for the Multiple Voting Shares; and

(iv)	all other terms are at least as favourable to the holders of Subordinate Voting Shares as the terms of the offer for the Multiple Voting Shares are to the holders of Multiple Voting Shares; or

(b)	there is a concurrent unconditional offer to purchase all of the Subordinate Voting Shares on the terms specified in clauses (i) and (iv) of subsection (a) above; or

(c)	such sale is an indirect sale resulting from the acquisition of shares of a corporation which, directly or indirectly, controls or is controlled by Holdco or CanWest Global, where (x) each party to the sale is a member of the Asper Family (as defined below); and (y) the transferee is one of (1) a Transferee Individual, (2) a corporation which is directly or indirectly 100% owned and controlled by Transferee Individuals, or (3) a trust for Transferee Individuals, and the transferor is one of (1) a Transferor Individual, (2) a corporation which is directly or indirectly owned and controlled by Transferor Individuals or trusts for Transferor Individuals, or (3) a trust for Transferor Individuals (where a “Transferee Individual” means a child or grandchild of a “Transferor Individual” and for greater certainty “Transferor Individual” is initially Leonard J. Asper in relation to his direct or indirect ownership and control of Holdco); and (z) no such transferee is a party to any arrangement under which any other person, other than another member of the Asper Family, would participate in the ownership of, or control or direction over, voting or equity shares of such corporation, Holdco or CanWest Global (other than the Subordinate Voting Shares); provided that, where required by Ontario securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

For the purposes of this Agreement, the term “Asper Family” means collectively (i) Israel Asper (“Asper”); (ii) his spouse; (iii) any issue of Asper (treating for this purpose, for greater certainty, any legally adopted descendent as a natural descendent); (iv) the estate of any person listed in clauses (i) to (iii); (v) any trust primarily for the issue of Asper, spouses of such issue, Asper himself or his spouse; (vi) any and all corporations which are directly or indirectly 100% controlled by any one or more of the foregoing; and (vii) Holdco so long as it is wholly controlled by any member or members of the Asper Family. For purposes hereof, “control” means the ownership of, or control or direction over, voting securities, and “spouse” includes a person’s widow or widower; or

(d)	such sale is a direct or indirect sale resulting from the sale of Multiple Voting Shares, directly or indirectly, to The Asper Foundation Inc., its replacement or successor charitable foundation or any other charitable organization, foundation, or trust that is a registered charity for purposes of the Income Tax Act (Canada) (in any such case, a “Foundation”); provided that, at the time of the sale, (A) a majority of the directors of the Foundation are Transferee Individuals and (B) the transferor is one of (i) a Transferor Individual, (ii) a corporation which is directly or indirectly owned and controlled by Transferor Individuals or trusts for Transferor Individuals, or (iii) a trust for Transferor Individuals (where a “Transferee Individual” means a spouse, a child or grandchild, or a spouse of a child or grandchild of a “Transferor Individual” and for greater certainty “Transferor Individual” is initially Leonard J. Asper in relation to his direct or indirect ownership and control of Holdco); and no such transferee is a party to any arrangement with any other person, other than another member of the Asper Family, under which such other person would participate in the ownership of, or control or direction over, voting or equity shares of such corporation, Holdco or CanWest Global (other than the Subordinate Voting Shares); provided that, where required by Ontario Securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

3. Without limiting the generality of Section 1, (i) a sale will be deemed to be an indirect sale of Multiple Voting Shares owned by Holdco or by any person or company controlled, directly or indirectly, by Holdco, for the purposes of Section 1, if the offer pursuant to which such sale is made would be deemed to be an indirect offer for the Multiple Voting Shares under the take-over bid provisions of applicable securities legislation; and (ii) an offeror shall be deemed to include any person or company acting jointly or in concert with such offeror under the take-over bid provisions of applicable securities legislation. Notwithstanding the foregoing, a sale will not be deemed to be an indirect sale of Multiple Voting Shares owned by Holdco, or by any person controlled, directly or indirectly, by Holdco, for the purposes of Section 1, if the sale is an indirect sale of Multiple Voting Shares resulting from the sale of shares of Holdco or a corporation which, directly or indirectly, holds shares of Holdco, where (a) each selling shareholder is a shareholder of Holdco, or a corporation which, directly or indirectly, holds shares of Holdco, (b) the transferee will not, as a result of such sale, hold indirectly more than

20% of the Multiple Voting Shares, and (c) the transferee is not a party to any arrangement with any other person, other than a person or corporation which at the time of the sale is already a direct or indirect shareholder of Holdco, under which such other person would participate in the ownership of, or control or direction over, voting or equity shares of Holdco; provided that, where required by Ontario securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

4. Holdco will use its best efforts to prevent any person or company from carrying out a sale (including an indirect sale) described in Section 1 in respect of any Multiple Voting Shares owned from time to time by Holdco, regardless of whether such person or company is a party to this Agreement, unless Section 2 applies in respect of such sale.

5. If any person or company, other than Holdco, carries out a sale (including an indirect sale) described in Section 1 in respect of any Multiple Voting Shares owned from time to time by Holdco (unless Section 2 applies in respect of such sale), Holdco will not at the time such sale becomes effective or thereafter do any of the following with respect to any of the Multiple Voting Shares so sold: (a) dispose of them without the prior written consent of the Trustee; (b) convert them into Subordinate Voting Shares without the prior written consent of the Trustee; or (c) exercise any voting rights attaching to them except in accordance with the written instructions of the Trustee, and Holdco will comply with such instructions. The Trustee may attach conditions to any consent the Trustee gives in exercising its rights hereunder. The Trustee will exercise such rights in a manner that the Trustee considers to be: (i) in the best interests of the holders of the Subordinate Voting Shares, other than Holdco and holders who, in the opinion of the Trustee, participated directly or indirectly in the transaction that triggered the operation of this Section 5; and (ii) consistent with the intentions of Holdco and CanWest Global in entering into this Agreement as such intentions are set out in the recitals to this Agreement. In the event that an indirect sale of Multiple Voting Shares that is referred to in this Section 5 occurs and this Section 5 is applicable to such sale, Holdco will have no liability under this Agreement in respect of such sale, provided that Holdco is in compliance with all other provisions of this Agreement, including, without limitation, the provisions of Section 4 and this Section 5.

6. Holdco will not, and will ensure that each person and company which it controls will not, effect or facilitate a disposition of any Multiple Voting Shares owned by Holdco or by any person or company which Holdco controls, directly or indirectly, unless the disposition is conditional upon the person or company acquiring the shares becoming a party to an agreement with the same terms and conditions as this Agreement under which such person or company will have the same rights and obligations as Holdco hereunder and in which all references in this Agreement to Holdco will be to the acquiring person or company. The conversion of Multiple Voting Shares into Subordinate Voting Shares, whether or not such Subordinate Voting Shares are subsequently sold, will not constitute a disposition of Multiple Voting Shares for the purposes of this Agreement.

7. Nothing in this Agreement will prevent Holdco, from time to time, directly or indirectly, granting a security interest, by way of pledge, hypothecation or otherwise, whether directly or indirectly, in Multiple Voting Shares to any financial institution with which it deals at arm’s length (within the meaning of the Income Tax Act (Canada)) in connection with a bona fide borrowing provided that concurrently with the pledge, hypothecation or other granting of the security interest, the financial institution agrees in writing to become a party to and abide by the terms of this Agreement as if such financial institution were Holdco herein until such time as the pledge, hypothecation or other security interest has been released or the Multiple Voting Shares which were subject thereto have been disposed of in accordance with the terms of this Agreement.

8. In the event that the Trustee has reasonable cause to believe that Holdco or CanWest Global may have breached, or may intend to breach, any provision of this Agreement, the Trustee shall make reasonable enquiries of CanWest Global, Holdco, any party to an agreement to purchase Multiple Voting Shares and any appropriate securities regulatory authorities or stock exchanges to determine whether: (i) such a breach has occurred or is intended; and (ii) such breach or intended breach can be corrected expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, and if so, the steps proposed to be taken by Holdco and CanWest Global to correct such breach or intended breach. If the Trustee thereupon determines that a breach has occurred or is intended and either cannot be corrected or the steps proposed to be taken to correct such breach or intended breach will not adequately correct such breach expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, the Trustee will forthwith deliver to CanWest Global a certificate stating that the Trustee has made such determination. The Trustee will thereupon be entitled to take and, subject to Section 10, will take such action as the Trustee considers necessary to enforce its rights under this Agreement on behalf of the holders of the Subordinate Voting Shares.

Nothing in this Section 8 shall impose on the Trustee any obligation to make inquiries as to any breach or intended breach of this Agreement by CanWest Global or Holdco provided that the Trustee does not have reasonable cause to believe that such a breach has occurred or is intended. Where the Trustee does not have any reasonable cause to so believe, the Trustee shall have no liability under this Section 8 in respect of any breach or intended breach.

9. Subject to Section 10, in the event holders of not less than 10% of the then outstanding Subordinate Voting Shares determine that Holdco or CanWest Global have breached, or intend to breach, any provision of this Agreement, such holders may require the Trustee to take action in connection therewith by delivering to the Trustee a requisition in writing signed in one or more counterparts by such holders and setting forth the action to be taken by the Trustee, and upon receipt by the Trustee of such a requisition the Trustee will forthwith take such action as is specified in the requisition and any other action that the Trustee considers necessary to enforce its rights under this Agreement on behalf of the holders of the Subordinate Voting Shares, provided that the Trustee shall in the first instance determine whether the breach or intended breach can be corrected expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, and if so, whether the steps proposed to be taken by Holdco or CanWest Global to correct such breach or intended breach will adequately correct such breach expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares.

10. The obligation of the Trustee to take any action on behalf of the holders of the Subordinate Voting Shares will be conditional upon the Trustee receiving from CanWest Global or from one or more holders of Subordinate Voting Shares such funds and indemnities as the Trustee may reasonably require in respect of any costs or expenses which it may incur in connection with any such action. CanWest Global will provide such funds and indemnities to the Trustee if the Trustee has delivered to CanWest Global the certificate referred to in Section 8.

11. No holder of Subordinate Voting Shares will have the right, other than through the Trustee, to institute any action or proceeding or to exercise any other remedy for the purpose of enforcing any rights arising from this Agreement unless holders of Subordinate Voting Shares have requested in the manner specified in Section 9 that the Trustee act and have provided reasonable funds and indemnities to the Trustee and the Trustee has failed to so act within 30 days after the provision of such funds and indemnities. In such case any holder of Subordinate Voting Shares acting on behalf of such holder and all other holders of Subordinate Voting Shares will be entitled to initiate whatever proceedings that the Trustee would have been entitled to initiate in any court of competent jurisdiction.

12. CanWest Global will do all things necessary to facilitate the due performance of this Agreement including the fulfilment by Holdco of its obligations hereunder.

13. The Trustee may resign and be discharged from all further duties and liabilities hereunder, subject to this Section 13, after giving 60 days written notice to CanWest Global and Holdco or such shorter notice as CanWest Global and Holdco may accept as sufficient. CanWest Global will have the power at any time to remove the existing Trustee, provided that such removal is in the best interests of the holders of the Subordinate Voting Shares, after giving the Trustee 30 days notice of such removal or such shorter notice that the Trustee will accept as sufficient. In the event that the office of the Trustee becomes vacant due to the removal of the existing Trustee by CanWest Global, CanWest Global will forthwith appoint a new trustee which must be one of the largest five corporations licensed or authorized to carry on the business of a trust company in Ontario in terms of assets under administration. In the event that the office of trustee becomes vacant otherwise than by removal of the Trustee by CanWest Global, CanWest Global will forthwith appoint a new trustee which must be a corporation licensed or authorized to carry on the business of a trust company in Ontario; failing such appointment, Holdco, the Trustee or any holder of Subordinate Voting Shares may apply to a judge of the Ontario Superior Court for the appointment of a new trustee. Upon any new appointment the new trustee will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the trustee, but there will be immediately executed, at the expense of CanWest Global, all such instruments as may be, in the opinion of counsel to CanWest Global, necessary or desirable to assure such vesting. Any resignation of the Trustee will not become effective until the successor party executes an appropriate instrument accepting the appointment as the new trustee. Notwithstanding such resignation the Trustee will continue to be indemnified in accordance with Section 14.

14.	(a)	Holdco and CanWest Global hereby indemnify and save harmless the Trustee from and against all claims made against it by anyone, in the absence of negligence, reckless disregard, wilful misconduct or fraud by the Trustee, its officers, directors, employees and agents and independent contractors, by reason of the Trustee’s compliance in good faith with the terms hereof.

	(b)	The Trustee may employ or retain such counsel, auditors, accountants, or other experts or advisers, whose qualifications give authority to any opinion or report made by them as it may reasonably require for the purpose of discharging its duties hereunder and will not be responsible for any misconduct or negligence on the part of any of them. The Trustee may, if it is acting in good faith, rely on the accuracy of any such opinion or report.

	(c)	The Trustee will have no responsibility, if it is acting in good faith, for the genuineness or validity of any securities, documents or other things deposited with it. In the exercise of its rights, duties and obligations hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements made in any certificates or other documents provided to it.

15. CanWest Global will pay the reasonable fees and expenses of the Trustee in connection with the performance of the Trustee’s obligations hereunder including the reasonable fees and disbursements of counsel or other experts employed by the Trustee but this Section 15 will not require CanWest Global to pay any fees or expenses in connection with any action taken by the Trustee pursuant to Section 9 if the Trustee has not delivered to CanWest Global the certificate referred to in Section 8 in respect of such action.

16. The Trustee hereby accepts the appointment as trustee for the holders from time to time of the Subordinate Voting Shares and the trusts in this Agreement declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and to hold and exercise the rights, privileges and benefits conferred upon it hereby in trust for the various persons who are from time to time holders of Subordinate Voting Shares.

17. In the exercise of its rights and duties hereunder, the Trustee will exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

18. The Trustee represents that at the time of the execution and delivery hereof no material conflict of interest exists in the Trustee’s role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within three months after ascertaining that it has such material conflict of interest, either eliminate the same or resign its trust hereunder. Subject to the foregoing, the Trustee, in its personal or any other capacity may buy, lend upon and deal in securities of CanWest Global and generally may contract with and enter into financial transactions with CanWest Global, any of its subsidiaries or affiliates without being liable to account for any profit made thereby.

19. CanWest Global and Holdco covenant and agree that all certificates representing Multiple Voting Shares will have endorsed thereon a legend to the effect that the Multiple Voting Shares represented by such certificate are subject to the terms of this Agreement and that a copy of this Agreement may be examined at the head office of CanWest Global. CanWest Global will maintain a true copy of this Agreement at its head office and will permit any shareholder of CanWest Global to inspect and make copies thereof during normal business hours.

20. It is acknowledged that damages may not be an adequate remedy if a party bound by this Agreement breaches any of its covenants contained herein. Therefore the parties agree that orders of specific performance, injunction and other equitable remedies may be required to protect the parties hereto and the holders of Subordinate Voting Shares and thus may be sought and obtained hereunder in lieu of or in addition to damages and all defences and protests with respect to the seeking or granting thereof are hereby waived to the maximum extent permitted by law.

21. This Agreement will take effect on the date hereof and will remain in full force and effect until the date that CanWest Global delivers to the Trustee the consent in writing of The Toronto Stock Exchange to the termination of this Agreement.

22. This Agreement will not be amended, varied or modified and no provision thereof will be waived, except with the approval of at least two-thirds of the votes cast by the holders of Subordinate Voting Shares present or represented at a meeting duly called for the purpose of considering such amendment, variation, modification or waiver which two-thirds majority will include a simple majority of the votes cast by the holders of Subordinate Voting Shares, excluding Holdco and its affiliates and any person who owns Multiple Voting Shares or has an agreement to purchase Multiple Voting Shares on terms which would constitute a sale prohibited by the terms of this Agreement, prior to giving effect to the amendment, variation, modification or waiver.

23. Notwithstanding the provisions of Section 22, this Agreement may be amended without the approval of the holders of Subordinate Voting Shares in order to correct or rectify any errors, ambiguities, defective provisions, inconsistencies or omissions herein, provided that the Trustee is of the opinion that the rights hereunder of the holders of Subordinate Voting Shares will not be prejudiced, in any material respect, by such amendment and further provided that the prior consent of The Toronto Stock Exchange in respect of such changes has been received.

24. No provision in this Agreement shall limit the rights of any holders of Subordinate Voting Shares under applicable securities legislation.

25. Any notice or other communication made pursuant to or in connection with this Agreement will be sufficiently given if it is in writing and delivered or sent by registered mail, or by facsimile transmission or other form of recorded communication, to:

(a)	If to Holdco:

Leonard Asper Holdings Inc.

1001 Wellington Crescent

Winnipeg, Manitoba

R3M 0A1

Attention: President

Telecopy Number: 204-487-3578

(b)	If to CanWest Global:

CanWest Global Communications Corp.

201 Portage Ave.

CanWest Global Place

Winnipeg, Manitoba

R3B 3L7

Attention: Vice-President and General Counsel

Telecopy Number: 204-947-9841

(c)	If to Trustee:

Computershare Trust Company of Canada

Suite 710

530 8th Avenue S.W.

Calgary, Alberta

T2P 3S8

Attention: Manager, Corporate Trust

Telecopy Number: 403-267-6598

or to such other address as the party to whom such notice or communication is to be given shall have last designated to the party giving the same in the manner specified in this Section 25. Any such notice or communication shall be deemed to have been given and received on the day it is so delivered or sent or on the third day following the day of mailing thereof in Manitoba as the case may be.

26. This Agreement will be governed by and construed in accordance wit the laws of the Province of Ontario. The terms “associate” and “affiliate” used herein will have the meanings ascribed thereto under Ontario securities legislation. References herein to Ontario securities legislation or to applicable securities legislation means such legislation in effect at the relevant time.

27. This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns, as applicable.

28. The parties hereto will do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

29. This Agreement constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof. There are not and will not be any verbal statements, representations, warranties, undertakings or agreements between the parties in respect of the subject matter hereof.

30. If any provision, or portion thereof, of this Agreement, or of the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision or portion thereof, to any other person or circumstance shall not be affected thereby and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

LEONARD ASPER HOLDINGS INC.

By:	/s/ Leonard J. Asper
Name:	Leonard J. Asper c/s
Title:	President

By:	/s/ Ruth M. Asper
Name:	Ruth M. Asper
Title:	Vice-President and Secretary

CANWEST GLOBAL COMMUNICATIONS CORP.

By:	/s/ John E. Maguire
Name:	John E. Maguire c/s
Title:	Chief Financial Officer

By:	/s/ Richard M. Leipsic
Name:	Richard M. Leipsic
Title:	Vice-President & General Counsel

COMPUTERSHARE TRUST COMPANY OF CANADA

By:	/s/ W. Anne Dewaele
Name:	W. Anne Dewaele c/s
Title:	Manager, Corporate Trust

By:	/s/ Stacie Moore
Name:	Stacie Moore
Title:	General Manager, Corporate Trust

TRUST AGREEMENT

THIS TRUST AGREEMENT made as of the 28th day of December, 2005.

BETWEEN:

PLAN D MVS HOLDINGS LTD., a corporation incorporated under the laws of Manitoba

(“Newco”)

- and -

CANWEST GLOBAL COMMUNICATIONS CORP., a corporation continued under the laws of Canada,

(“CanWest Global”)

- and -

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada,

(the “Trustee”)

RECITALS:

A. The authorized capital of CanWest Global consists of an unlimited number of preference shares, issuable in series, of which an unlimited number of Series 1 Preference Shares and 21,783 Series 2 Preference Shares have been created, an unlimited number of multiple voting shares (the “Multiple Voting Shares”), an unlimited number of subordinate voting shares (the “Subordinate Voting Shares”) and an unlimited number of non-voting shares.

B. As of December 20, 2005, no preference shares, 76,785,976 Multiple Voting Shares, 98,780,630 Subordinate Voting Shares and 1,844,092 non-voting shares were issued and outstanding.

C. All of the outstanding Multiple Voting Shares are owned by CanWest Communications Corporation (“CanWest Communications”) a corporation incorporated under the laws of Manitoba. Ruth M. Asper, the widow of the late Israel Asper, together with members of her family, directly or indirectly, owns beneficially more than 94% of the outstanding equity shares of CanWest Communications.

D. All of the outstanding Subordinate Voting Shares are listed on The Toronto Stock Exchange (the “TSX”).

E. CanWest Communications and CanWest Global entered into a trust agreement (“Trust Agreement”) with Montreal Trust Company of Canada (“Montreal Trust”) dated as of October 9, 1991 to ensure that the Subordinate Voting Shares will and will continue to be listed on the TSX and that the holders from time to time of Subordinate Voting Shares will not be deprived of rights under applicable take-over bid legislation to which they would have been entitled in the event of a take-over bid if the Multiple Voting Shares and the Subordinate Voting Shares were considered to be a single class of shares.

F. By agreement (“Trust Agreement Amendment”) dated as of May 15, 1996 between CanWest Communications, CanWest Global and Montreal Trust, the Trust Agreement was amended, and by agreement (“Second Trust Agreement Amendment”) dated as of January 29, 1998 between CanWest Communications, CanWest Global and Montreal Trust, the Trust Agreement, as amended, was further amended (the Trust Agreement as amended by the Trust Agreement Amendment and the Second Trust Agreement Amendment being referred to herein as the “Amended Trust Agreement”).

G. CanWest Communications proposes to transfer Multiple Voting Shares to Newco, a wholly-owned subsidiary of CanWest Communications.

H. Immediately prior to the amalgamation referred to in Recital I, CanWest Communications will be wholly-owned by The CanWest Capital Group Inc., which in turn will be wholly-owned by CanWest Direction Ltd., which in turn will be wholly-owned by The Asper Corporation, which will be beneficially owned, directly or indirectly, by Ruth M. Asper and members of her family.

I. CanWest Communications proposes to amalgamate with The CanWest Capital Group Inc., CanWest Direction Ltd. and The Asper Corporation pursuant to the provisions of the Corporations Act (Manitoba) to form a new corporation to be named TAC Amalco Inc. (“Amalco”).

J. Amalco proposes to transfer Multiple Voting Shares and all of the issued and outstanding shares of Newco to DAA Transaction Subholdco Ltd. (“Subholdco D”), a wholly-owned subsidiary of David Asper Holdings Inc. (“Holdco”), a corporation incorporated under the laws of Manitoba.

K. Following the transfer of Multiple Voting Shares to Subholdco D, resolutions authorizing the wind-up of Subholdco D will be passed and all of the property of Subholdco D will be distributed to Holdco pursuant to the provisions of the Corporations Act (Manitoba).

L. At the time of the transfer of Multiple Voting Shares to Holdco, all of the issued and outstanding shares of Holdco will be owned by David A. Asper, the son of Ruth M. Asper and a resident of Manitoba.

M. The Amended Trust Agreement provides that CanWest Communications will not effect or facilitate a disposition of any Multiple Voting Shares owned by CanWest Communications unless the disposition is conditional upon the person or company acquiring the shares becoming a party to an agreement with the same terms and conditions as the Amended Trust Agreement under which such person or company shall have the same rights and obligations as CanWest Communications under the Amended Trust Agreement and in which all references in the Amended Trust Agreement to CanWest Communications will be to the acquiring person or company.

N. Newco and CanWest Global wish to constitute the Trustee as a trustee for the holders from time to time of the Subordinate Voting Shares for the purposes hereinafter set forth with the intent that such holders, through the Trustee, will receive the benefit of the covenants of Newco and CanWest Global contained in this Agreement.

NOW THEREFORE THIS AGREEMENT WITHNESSETH that in consideration of the purchase of Subordinate Voting Shares by the holders thereof and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby covenant and agree as follows:

1. Subject to Sections 2 and 7, Newco will not sell any Multiple Voting Shares, directly or indirectly, pursuant to a take-over bid (as defined in applicable securities legislation) at a price per share in excess of 115% of the “market price” of the Subordinate Voting Shares (as determined in accordance with applicable securities legislation dealing with take-over bids) or as part of a transaction involving purchases being made from more than five persons or companies in the aggregate. In determining whether there has been a sale of or offer for Multiple Voting Shares and the terms and conditions of any such sale or offer, effect will be given to all transactions contemplated by the arrangement pursuant to which the Multiple Voting Shares are sold, or are to be sold, whether such transaction or transactions are completed on, before, or after the time of sale of Multiple Voting Shares.

2. Section 1 will not apply to prevent a sale by Newco of Multiple Voting Shares pursuant to a take-over bid if:

(a)	such sale is made pursuant to an offer to all holders of Multiple Voting Shares where a concurrent offer is made to all holders of Subordinate Voting Shares and:

(i)	the price offered for the Subordinate Voting Shares is at least equal to the higher of the price offered for the Multiple Voting Shares and the highest price paid by the offeror, within the 90 day period immediately preceding the date of such offer, for any Multiple Voting Shares owned directly or indirectly by Newco or any of its affiliates; and

(ii)	the number of Subordinate Voting Shares offered to be purchased expressed as a percentage of the number of Subordinate Voting Shares outstanding is not less than the number of Multiple Voting Shares offered to be purchased expressed as a percentage of the number of Multiple Voting Shares outstanding; and

(iii)	no condition is attached to the offer for the Subordinate Voting Shares relating to the obligation to take up and pay for shares, other than the right not to take up and pay for an Subordinate Voting Shares which may be tendered if no shares are purchased pursuant to the offer for the Multiple Voting Shares; and

(iv)	all other terms are at least as favourable to the holders of Subordinate Voting Shares as the terms of the offer for the Multiple Voting Shares are to the holders of Multiple Voting Shares; or

(b)	there is a concurrent unconditional offer to purchase all of the Subordinate Voting Shares on the terms specified in clauses (i) and (iv) of subsection (a) above; or

(c)	such sale is an indirect sale resulting from the acquisition of shares of a corporation which, directly or indirectly, controls or is controlled by Newco or CanWest Global, where (x) each party to the sale is a member of the Asper Family (as defined below); and (y) the transferee is one of (1) a Transferee Individual, (2) a corporation which is directly or indirectly 100% owned and controlled by Transferee Individuals, or (3) a trust for Transferee Individuals, and the transferor is one of (1) a Transferor Individual, (2) a corporation which is directly or indirectly owned and controlled by Transferor Individuals or trusts for Transferor Individuals, or (3) a trust for Transferor Individuals (where a “Transferee Individual” means a child or grandchild of a “Transferor Individual” and for greater certainty “Transferor Individual” is initially David A. Asper in relation to his direct or indirect ownership and control of Newco); and (z) no such transferee is a party to any arrangement under which any other person, other than another member of the Asper Family, would participate in the ownership of, or control or direction over, voting or equity shares of such corporation, Newco or CanWest Global (other than the Subordinate Voting Shares); provided that, where required by Ontario securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

For the purposes of this Agreement, the term “Asper Family” means collectively (i) Israel Asper (“Asper”); (ii) his spouse; (iii) any issue of Asper (treating for this purpose, for greater certainty, any legally adopted descendent as a natural descendent); (iv) the estate of any person listed in clauses (i) to (iii); (v) any trust primarily for the issue of Asper, spouses of such issue, Asper himself or his spouse; (vi) any and all corporations which are directly or indirectly 100% controlled by any one or more of the foregoing; and (vii) Newco so long as it is wholly controlled by any member or members of the Asper Family. For purposes hereof, “control” means the ownership of, or control or direction over, voting securities, and “spouse” includes a person’s widow or widower; or

(d)	such sale is a direct or indirect sale resulting from the sale of Multiple Voting Shares, directly or indirectly, to The Asper Foundation Inc., its replacement or successor charitable foundation or any other charitable organization, foundation, or trust that is a registered charity for purposes of the Income Tax Act (Canada) (in any such case, a “Foundation”); provided that, at the time of the sale, (A) a majority of the directors of the Foundation are Transferee Individuals and (B) the transferor is one of (i) a Transferor Individual, (ii) a corporation which is directly or indirectly owned and controlled by Transferor Individuals or trusts for Transferor Individuals, or (iii) a trust for Transferor Individuals (where a “Transferee Individual” means a spouse, a child or grandchild, or a spouse of a child or grandchild of a “Transferor Individual” and for greater certainty “Transferor Individual” is initially David A. Asper in relation to his direct or indirect ownership and control of Newco); and no such transferee is a party to any arrangement with any other person, other than another member of the Asper Family, under which such other person would participate in the ownership of, or control or direction over, voting or equity shares of such corporation, Newco or CanWest Global (other than the Subordinate Voting Shares); provided that, where required by Ontario Securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

3. Without limiting the generality of Section 1, (i) a sale will be deemed to be an indirect sale of Multiple Voting Shares owned by Newco or by any person or company controlled, directly or indirectly, by Newco, for the purposes of Section 1, if the offer pursuant to which such sale is made would be deemed to be an indirect offer for the Multiple Voting Shares under the take-over bid provisions of applicable securities legislation; and (ii) an offeror shall be deemed to include any person or company acting jointly or in concert with such offeror under the take-over bid provisions of applicable securities legislation. Notwithstanding the foregoing, a sale will not be deemed to be an indirect sale of Multiple Voting Shares owned by Newco, or by any person controlled, directly or indirectly, by Newco, for the purposes of Section 1, if the sale is an indirect sale of Multiple Voting Shares resulting from the sale of shares of Newco or a corporation which, directly or indirectly, holds shares of Newco, where (a) each selling shareholder is a shareholder of Newco, or a corporation which, directly or indirectly, holds shares of Newco, (b) the transferee will not, as a result of such sale, hold indirectly more than

20% of the Multiple Voting Shares, and (c) the transferee is not a party to any arrangement with any other person, other than a person or corporation which at the time of the sale is already a direct or indirect shareholder of Newco, under which such other person would participate in the ownership of, or control or direction over, voting or equity shares of Newco; provided that, where required by Ontario securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

4. Newco will use its best efforts to prevent any person or company from carrying out a sale (including an indirect sale) described in Section 1 in respect of any Multiple Voting Shares owned from time to time by Newco, regardless of whether such person or company is a party to this Agreement, unless Section 2 applies in respect of such sale.

5. If any person or company, other than Newco, carries out a sale (including an indirect sale) described in Section 1 in respect of any Multiple Voting Shares owned from time to time by Newco (unless Section 2 applies in respect of such sale), Newco will not at the time such sale becomes effective or thereafter do any of the following with respect to any of the Multiple Voting Shares so sold: (a) dispose of them without the prior written consent of the Trustee; (b) convert them into Subordinate Voting Shares without the prior written consent of the Trustee; or (c) exercise any voting rights attaching to them except in accordance with the written instructions of the Trustee, and Newco will comply with such instructions. The Trustee may attach conditions to any consent the Trustee gives in exercising its rights hereunder. The Trustee will exercise such rights in a manner that the Trustee considers to be: (i) in the best interests of the holders of the Subordinate Voting Shares, other than Newco and holders who, in the opinion of the Trustee, participated directly or indirectly in the transaction that triggered the operation of this Section 5; and (ii) consistent with the intentions of Newco and CanWest Global in entering into this Agreement as such intentions are set out in the recitals to this Agreement. In the event that an indirect sale of Multiple Voting Shares that is referred to in this Section 5 occurs and this Section 5 is applicable to such sale, Newco will have no liability under this Agreement in respect of such sale, provided that Newco is in compliance with all other provisions of this Agreement, including, without limitation, the provisions of Section 4 and this Section 5.

6. Newco will not, and will ensure that each person and company which it controls will not, effect or facilitate a disposition of any Multiple Voting Shares owned by Newco or by any person or company which Newco controls, directly or indirectly, unless the disposition is conditional upon the person or company acquiring the shares becoming a party to an agreement with the same terms and conditions as this Agreement under which such person or company will have the same rights and obligations as Newco hereunder and in which all references in this Agreement to Newco will be to the acquiring person or company. The conversion of Multiple Voting Shares into Subordinate Voting Shares, whether or not such Subordinate Voting Shares are subsequently sold, will not constitute a disposition of Multiple Voting Shares for the purposes of this Agreement.

7. Nothing in this Agreement will prevent Newco, from time to time, directly or indirectly, granting a security interest, by way of pledge, hypothecation or otherwise, whether directly or indirectly, in Multiple Voting Shares to any financial institution with which it deals at arm’s length (within the meaning of the Income Tax Act (Canada)) in connection with a bona fide borrowing provided that concurrently with the pledge, hypothecation or other granting of the security interest, the financial institution agrees in writing to become a party to and abide by the terms of this Agreement as if such financial institution were Newco herein until such time as the pledge, hypothecation or other security interest has been released or the Multiple Voting Shares which were subject thereto have been disposed of in accordance with the terms of this Agreement.

8. In the event that the Trustee has reasonable cause to believe that Newco or CanWest Global may have breached, or may intend to breach, any provision of this Agreement, the Trustee shall make reasonable enquiries of CanWest Global, Newco, any party to an agreement to purchase Multiple Voting Shares and any appropriate securities regulatory authorities or stock exchanges to determine whether: (i) such a breach has occurred or is intended; and (ii) such breach or intended breach can be corrected expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, and if so, the steps proposed to be taken by Newco and CanWest Global to correct such breach or intended breach. If the Trustee thereupon determines that a breach has occurred or is intended and either cannot be corrected or the steps proposed to be taken to correct such breach or intended breach will not adequately correct such breach expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, the Trustee will forthwith deliver to CanWest Global a certificate stating that the Trustee has made such determination. The Trustee will thereupon be entitled to take and, subject to Section 10, will take such action as the Trustee considers necessary to enforce its rights under this Agreement on behalf of the holders of the Subordinate Voting Shares.

Nothing in this Section 8 shall impose on the Trustee any obligation to make inquiries as to any breach or intended breach of this Agreement by CanWest Global or Newco provided that the Trustee does not have reasonable cause to believe that such a breach has occurred or is intended. Where the Trustee does not have any reasonable cause to so believe, the Trustee shall have no liability under this Section 8 in respect of any breach or intended breach.

9. Subject to Section 10, in the event holders of not less than 10% of the then outstanding Subordinate Voting Shares determine that Newco or CanWest Global have breached, or intend to breach, any provision of this Agreement, such holders may require the Trustee to take action in connection therewith by delivering to the Trustee a requisition in writing signed in one or more counterparts by such holders and setting forth the action to be taken by the Trustee, and upon receipt by the Trustee of such a requisition the Trustee will forthwith take such action as is specified in the requisition and any other action that the Trustee considers necessary to enforce its rights under this Agreement on behalf of the holders of the Subordinate Voting Shares, provided that the Trustee shall in the first instance determine whether the breach or intended breach can be corrected expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, and if so, whether the steps proposed to be taken by Newco or CanWest Global to correct such breach or intended breach will adequately correct such breach expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares.

10. The obligation of the Trustee to take any action on behalf of the holders of the Subordinate Voting Shares will be conditional upon the Trustee receiving from CanWest Global or from one or more holders of Subordinate Voting Shares such funds and indemnities as the Trustee may reasonably require in respect of any costs or expenses which it may incur in connection with any such action. CanWest Global will provide such funds and indemnities to the Trustee if the Trustee has delivered to CanWest Global the certificate referred to in Section 8.

11. No holder of Subordinate Voting Shares will have the right, other than through the Trustee, to institute any action or proceeding or to exercise any other remedy for the purpose of enforcing any rights arising from this Agreement unless holders of Subordinate Voting Shares have requested in the manner specified in Section 9 that the Trustee act and have provided reasonable funds and indemnities to the Trustee and the Trustee has failed to so act within 30 days after the provision of such funds and indemnities. In such case any holder of Subordinate Voting Shares acting on behalf of such holder and all other holders of Subordinate Voting Shares will be entitled to initiate whatever proceedings that the Trustee would have been entitled to initiate in any court of competent jurisdiction.

12. CanWest Global will do all things necessary to facilitate the due performance of this Agreement including the fulfilment by Newco of its obligations hereunder.

13. The Trustee may resign and be discharged from all further duties and liabilities hereunder, subject to this Section 13, after giving 60 days written notice to CanWest Global and Newco or such shorter notice as CanWest Global and Newco may accept as sufficient. CanWest Global will have the power at any time to remove the existing Trustee, provided that such removal is in the best interests of the holders of the Subordinate Voting Shares, after giving the Trustee 30 days notice of such removal or such shorter notice that the Trustee will accept as sufficient. In the event that the office of the Trustee becomes vacant due to the removal of the existing Trustee by CanWest Global, CanWest Global will forthwith appoint a new trustee which must be one of the largest five corporations licensed or authorized to carry on the business of a trust company in Ontario in terms of assets under administration. In the event that the office of trustee becomes vacant otherwise than by removal of the Trustee by CanWest Global, CanWest Global will forthwith appoint a new trustee which must be a corporation licensed or authorized to carry on the business of a trust company in Ontario; failing such appointment, Newco, the Trustee or any holder of Subordinate Voting Shares may apply to a judge of the Ontario Superior Court for the appointment of a new trustee. Upon any new appointment the new trustee will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the trustee, but there will be immediately executed, at the expense of CanWest Global, all such instruments as may be, in the opinion of counsel to CanWest Global, necessary or desirable to assure such vesting. Any resignation of the Trustee will not become effective until the successor party executes an appropriate instrument accepting the appointment as the new trustee. Notwithstanding such resignation the Trustee will continue to be indemnified in accordance with Section 14.

14.	(a)	Newco and CanWest Global hereby indemnify and save harmless the Trustee from and against all claims made against it by anyone, in the absence of negligence, reckless disregard, wilful misconduct or fraud by the Trustee, its officers, directors, employees and agents and independent contractors, by reason of the Trustee’s compliance in good faith with the terms hereof.

	(b)	The Trustee may employ or retain such counsel, auditors, accountants, or other experts or advisers, whose qualifications give authority to any opinion or report made by them as it may reasonably require for the purpose of discharging its duties hereunder and will not be responsible for any misconduct or negligence on the part of any of them. The Trustee may, if it is acting in good faith, rely on the accuracy of any such opinion or report.

	(c)	The Trustee will have no responsibility, if it is acting in good faith, for the genuineness or validity of any securities, documents or other things deposited with it. In the exercise of its rights, duties and obligations hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements made in any certificates or other documents provided to it.

15. CanWest Global will pay the reasonable fees and expenses of the Trustee in connection with the performance of the Trustee’s obligations hereunder including the reasonable fees and disbursements of counsel or other experts employed by the Trustee but this Section 15 will not require CanWest Global to pay any fees or expenses in connection with any action taken by the Trustee pursuant to Section 9 if the Trustee has not delivered to CanWest Global the certificate referred to in Section 8 in respect of such action.

16. The Trustee hereby accepts the appointment as trustee for the holders from time to time of the Subordinate Voting Shares and the trusts in this Agreement declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and to hold and exercise the rights, privileges and benefits conferred upon it hereby in trust for the various persons who are from time to time holders of Subordinate Voting Shares.

17. In the exercise of its rights and duties hereunder, the Trustee will exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

18. The Trustee represents that at the time of the execution and delivery hereof no material conflict of interest exists in the Trustee’s role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within three months after ascertaining that it has such material conflict of interest, either eliminate the same or resign its trust hereunder. Subject to the foregoing, the Trustee, in its personal or any other capacity may buy, lend upon and deal in securities of CanWest Global and generally may contract with and enter into financial transactions with CanWest Global, any of its subsidiaries or affiliates without being liable to account for any profit made thereby.

19. CanWest Global and Newco covenant and agree that all certificates representing Multiple Voting Shares will have endorsed thereon a legend to the effect that the Multiple Voting Shares represented by such certificate are subject to the terms of this Agreement and that a copy of this Agreement may be examined at the head office of CanWest Global. CanWest Global will maintain a true copy of this Agreement at its head office and will permit any shareholder of CanWest Global to inspect and make copies thereof during normal business hours.

20. It is acknowledged that damages may not be an adequate remedy if a party bound by this Agreement breaches any of its covenants contained herein. Therefore the parties agree that orders of specific performance, injunction and other equitable remedies may be required to protect the parties hereto and the holders of Subordinate Voting Shares and thus may be sought and obtained hereunder in lieu of or in addition to damages and all defences and protests with respect to the seeking or granting thereof are hereby waived to the maximum extent permitted by law.

21. This Agreement will take effect on the date hereof and will remain in full force and effect until the date that CanWest Global delivers to the Trustee the consent in writing of The Toronto Stock Exchange to the termination of this Agreement.

22. This Agreement will not be amended, varied or modified and no provision thereof will be waived, except with the approval of at least two-thirds of the votes cast by the holders of Subordinate Voting Shares present or represented at a meeting duly called for the purpose of considering such amendment, variation, modification or waiver which two-thirds majority will include a simple majority of the votes cast by the holders of Subordinate Voting Shares, excluding Newco and its affiliates and any person who owns Multiple Voting Shares or has an agreement to purchase Multiple Voting Shares on terms which would constitute a sale prohibited by the terms of this Agreement, prior to giving effect to the amendment, variation, modification or waiver.

23. Notwithstanding the provisions of Section 22, this Agreement may be amended without the approval of the holders of Subordinate Voting Shares in order to correct or rectify any errors, ambiguities, defective provisions, inconsistencies or omissions herein, provided that the Trustee is of the opinion that the rights hereunder of the holders of Subordinate Voting Shares will not be prejudiced, in any material respect, by such amendment and further provided that the prior consent of The Toronto Stock Exchange in respect of such changes has been received.

24. No provision in this Agreement shall limit the rights of any holders of Subordinate Voting Shares under applicable securities legislation.

25. Any notice or other communication made pursuant to or in connection with this Agreement will be sufficiently given if it is in writing and delivered or sent by registered mail, or by facsimile transmission or other form of recorded communication, to:

(a)	If to Newco:

Plan D MVS Holdings Ltd.

1015 Wellington Crescent

Winnipeg, Manitoba

R3M 0A7

Attention: President and Secretary

Telecopy Number: 204-487-3004

(b)	If to CanWest Global:

CanWest Global Communications Corp.

201 Portage Ave.

CanWest Global Place

Winnipeg, Manitoba

R3B 3L7

Attention: Vice-President and General Counsel

Telecopy Number: 204-974-9841

(c)	If to Trustee:

Computershare Trust Company of Canada

Suite 710

530 8th Avenue S.W.

Calgary, Alberta

T2P 3S8

Attention: Manager, Corporate Trust

Telecopy Number: 403-267-6598

or to such other address as the party to whom such notice or communication is to be given shall have last designated to the party giving the same in the manner specified in this Section 25. Any such notice or communication shall be deemed to have been given and received on the day it is so delivered or sent or on the third day following the day of mailing thereof in Manitoba as the case may be.

26. This Agreement will be governed by and construed in accordance wit the laws of the Province of Ontario. The terms “associate” and “affiliate” used herein will have the meanings ascribed thereto under Ontario securities legislation. References herein to Ontario securities legislation or to applicable securities legislation means such legislation in effect at the relevant time.

27. This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns, as applicable.

28. The parties hereto will do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

29. This Agreement constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof. There are not and will not be any verbal statements, representations, warranties, undertakings or agreements between the parties in respect of the subject matter hereof.

30. If any provision, or portion thereof, of this Agreement, or of the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision or portion thereof, to any other person or circumstance shall not be affected thereby and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

PLAN D MVS HOLDINGS LTD.

By:	/s/ Gail S. Asper
Name:	Gail S. Asper
Title:	Vice-President c/s

CANWEST GLOBAL COMMUNICATIONS CORP.

By:	/s/ John E. Maguire
Name:	John E. Maguire
Title:	Chief Financial Officer c/s

By:	/s/ Thomas Strike
Name:	Thomas Strike
Title:	Executive Vice President

COMPUTERSHARE TRUST COMPANY OF CANADA

By:	/s/ W. Anne Dewaele
Name:	W. Anne Dewaele
Title:	Manager, Corporate Trust c/s

By:	/s/ Stacie Moore
Name:	Stacie Moore
Title:	General Manager, Corporate Trust

TRUST AGREEMENT

THIS TRUST AGREEMENT made as of the 28th day of December, 2005.

BETWEEN:

PLAN G MVS HOLDINGS LTD., a corporation incorporated under the laws of Manitoba

(“Newco”)

- and -

CANWEST GLOBAL COMMUNICATIONS CORP., a corporation continued under the laws of Canada,

(“CanWest Global”)

- and -

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada,

(the “Trustee”)

RECITALS:

A. The authorized capital of CanWest Global consists of an unlimited number of preference shares, issuable in series, of which an unlimited number of Series 1 Preference Shares and 21,783 Series 2 Preference Shares have been created, an unlimited number of multiple voting shares (the “Multiple Voting Shares”), an unlimited number of subordinate voting shares (the “Subordinate Voting Shares”) and an unlimited number of non-voting shares.

B. As of December 20, 2005, no preference shares, 76,785,976 Multiple Voting Shares, 98,780,630 Subordinate Voting Shares and 1,844,092 non-voting shares were issued and outstanding.

C. All of the outstanding Multiple Voting Shares are owned by CanWest Communications Corporation (“CanWest Communications”) a corporation incorporated under the laws of Manitoba. Ruth M. Asper, the widow of the late Israel Asper, together with members of her family, directly or indirectly, owns beneficially more than 94% of the outstanding equity shares of CanWest Communications.

D. All of the outstanding Subordinate Voting Shares are listed on The Toronto Stock Exchange (the “TSX”).

E. CanWest Communications and CanWest Global entered into a trust agreement (“Trust Agreement”) with Montreal Trust Company of Canada (“Montreal Trust”) dated as of October 9, 1991 to ensure that the Subordinate Voting Shares will and will continue to be listed on the TSX and that the holders from time to time of Subordinate Voting Shares will not be deprived of rights under applicable take-over bid legislation to which they would have been entitled in the event of a take-over bid if the Multiple Voting Shares and the Subordinate Voting Shares were considered to be a single class of shares.

F. By agreement (“Trust Agreement Amendment”) dated as of May 15, 1996 between CanWest Communications, CanWest Global and Montreal Trust, the Trust Agreement was amended, and by agreement (“Second Trust Agreement Amendment”) dated as of January 29, 1998 between CanWest Communications, CanWest Global and Montreal Trust, the Trust Agreement, as amended, was further amended (the Trust Agreement as amended by the Trust Agreement Amendment and the Second Trust Agreement Amendment being referred to herein as the “Amended Trust Agreement”).

G. CanWest Communications proposes to transfer Multiple Voting Shares to Newco, a wholly-owned subsidiary of CanWest Communications.

H. Immediately prior to the amalgamation referred to in Recital I, CanWest Communications will be wholly-owned by The CanWest Capital Group Inc., which in turn will be wholly-owned by CanWest Direction Ltd., which in turn will be wholly-owned by The Asper Corporation, which will be beneficially owned, directly or indirectly, by Ruth M. Asper and members of her family.

I. CanWest Communications proposes to amalgamate with The CanWest Capital Group Inc., CanWest Direction Ltd. and The Asper Corporation pursuant to the provisions of the Corporations Act (Manitoba) to form a new corporation to be named TAC Amalco Inc. (“Amalco”).

J. Amalco proposes to transfer Multiple Voting Shares and all of the issued and outstanding shares of Newco to GSA Transaction Subholdco Ltd. (“Subholdco G”), a wholly-owned subsidiary of Gail Asper Holdings Inc. (“Holdco”), a corporation incorporated under the laws of Manitoba.

K. Following the transfer of Multiple Voting Shares to Subholdco G, resolutions authorizing the wind-up of Subholdco G will be passed and all of the property of Subholdco G will be distributed to Holdco pursuant to the provisions of the Corporations Act (Manitoba).

L. At the time of the transfer of Multiple Voting Shares to Holdco, all of the issued and outstanding shares of Holdco will be owned by Gail S. Asper, the daughter of Ruth M. Asper and a resident of Manitoba.

M. The Amended Trust Agreement provides that CanWest Communications will not effect or facilitate a disposition of any Multiple Voting Shares owned by CanWest Communications unless the disposition is conditional upon the person or company acquiring the shares becoming a party to an agreement with the same terms and conditions as the Amended Trust Agreement under which such person or company shall have the same rights and obligations as CanWest Communications under the Amended Trust Agreement and in which all references in the Amended Trust Agreement to CanWest Communications will be to the acquiring person or company.

N. Newco and CanWest Global wish to constitute the Trustee as a trustee for the holders from time to time of the Subordinate Voting Shares for the purposes hereinafter set forth with the intent that such holders, through the Trustee, will receive the benefit of the covenants of Newco and CanWest Global contained in this Agreement.

NOW THEREFORE THIS AGREEMENT WITHNESSETH that in consideration of the purchase of Subordinate Voting Shares by the holders thereof and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby covenant and agree as follows:

1. Subject to Sections 2 and 7, Newco will not sell any Multiple Voting Shares, directly or indirectly, pursuant to a take-over bid (as defined in applicable securities legislation) at a price per share in excess of 115% of the “market price” of the Subordinate Voting Shares (as determined in accordance with applicable securities legislation dealing with take-over bids) or as part of a transaction involving purchases being made from more than five persons or companies in the aggregate. In determining whether there has been a sale of or offer for Multiple Voting Shares and the terms and conditions of any such sale or offer, effect will be given to all transactions contemplated by the arrangement pursuant to which the Multiple Voting Shares are sold, or are to be sold, whether such transaction or transactions are completed on, before, or after the time of sale of Multiple Voting Shares.

2. Section 1 will not apply to prevent a sale by Newco of Multiple Voting Shares pursuant to a take-over bid if:

(a)	such sale is made pursuant to an offer to all holders of Multiple Voting Shares where a concurrent offer is made to all holders of Subordinate Voting Shares and:

(i)	the price offered for the Subordinate Voting Shares is at least equal to the higher of the price offered for the Multiple Voting Shares and the highest price paid by the offeror, within the 90 day period immediately preceding the date of such offer, for any Multiple Voting Shares owned directly or indirectly by Newco or any of its affiliates; and

(ii)	the number of Subordinate Voting Shares offered to be purchased expressed as a percentage of the number of Subordinate Voting Shares outstanding is not less than the number of Multiple Voting Shares offered to be purchased expressed as a percentage of the number of Multiple Voting Shares outstanding; and

(iii)	no condition is attached to the offer for the Subordinate Voting Shares relating to the obligation to take up and pay for shares, other than the right not to take up and pay for an Subordinate Voting Shares which may be tendered if no shares are purchased pursuant to the offer for the Multiple Voting Shares; and

(iv)	all other terms are at least as favourable to the holders of Subordinate Voting Shares as the terms of the offer for the Multiple Voting Shares are to the holders of Multiple Voting Shares; or

(b)	there is a concurrent unconditional offer to purchase all of the Subordinate Voting Shares on the terms specified in clauses (i) and (iv) of subsection (a) above; or

(c)	such sale is an indirect sale resulting from the acquisition of shares of a corporation which, directly or indirectly, controls or is controlled by Newco or CanWest Global, where (x) each party to the sale is a member of the Asper Family (as defined below); and (y) the transferee is one of (1) a Transferee Individual, (2) a corporation which is directly or indirectly 100% owned and controlled by Transferee Individuals, or (3) a trust for Transferee Individuals, and the transferor is one of (1) a Transferor Individual, (2) a corporation which is directly or indirectly owned and controlled by Transferor Individuals or trusts for Transferor Individuals, or (3) a trust for Transferor Individuals (where a “Transferee Individual” means a child or grandchild of a “Transferor Individual” and for greater certainty “Transferor Individual” is initially Gail S. Asper in relation to her direct or indirect ownership and control of Newco); and (z) no such transferee is a party to any arrangement under which any other person, other than another member of the Asper Family, would participate in the ownership of, or control or direction over, voting or equity shares of such corporation, Newco or CanWest Global (other than the Subordinate Voting Shares); provided that, where required by Ontario securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

For the purposes of this Agreement, the term “Asper Family” means collectively (i) Israel Asper (“Asper”); (ii) his spouse; (iii) any issue of Asper (treating for this purpose, for greater certainty, any legally adopted descendent as a natural descendent); (iv) the estate of any person listed in clauses (i) to (iii); (v) any trust primarily for the issue of Asper, spouses of such issue, Asper himself or his spouse; (vi) any and all corporations which are directly or indirectly 100% controlled by any one or more of the foregoing; and (vii) Newco so long as it is wholly controlled by any member or members of the Asper Family. For purposes hereof, “control” means the ownership of, or control or direction over, voting securities, and “spouse” includes a person’s widow or widower; or

(d)	such sale is a direct or indirect sale resulting from the sale of Multiple Voting Shares, directly or indirectly, to The Asper Foundation Inc., its replacement or successor charitable foundation or any other charitable organization, foundation, or trust that is a registered charity for purposes of the Income Tax Act (Canada) (in any such case, a “Foundation”); provided that, at the time of the sale, (A) a majority of the directors of the Foundation are Transferee Individuals and (B) the transferor is one of (i) a Transferor Individual, (ii) a corporation which is directly or indirectly owned and controlled by Transferor Individuals or trusts for Transferor Individuals, or (iii) a trust for Transferor Individuals (where a “Transferee Individual” means a spouse, a child or grandchild, or a spouse of a child or grandchild of a “Transferor Individual” and for greater certainty “Transferor Individual” is initially Gail S. Asper in relation to her direct or indirect ownership and control of Newco); and no such transferee is a party to any arrangement with any other person, other than another member of the Asper Family, under which such other person would participate in the ownership of, or control or direction over, voting or equity shares of such corporation, Newco or CanWest Global (other than the Subordinate Voting Shares); provided that, where required by Ontario Securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

3. Without limiting the generality of Section 1, (i) a sale will be deemed to be an indirect sale of Multiple Voting Shares owned by Newco or by any person or company controlled, directly or indirectly, by Newco, for the purposes of Section 1, if the offer pursuant to which such sale is made would be deemed to be an indirect offer for the Multiple Voting Shares under the take-over bid provisions of applicable securities legislation; and (ii) an offeror shall be deemed to include any person or company acting jointly or in concert with such offeror under the take-over bid provisions of applicable securities legislation. Notwithstanding the foregoing, a sale will not be deemed to be an indirect sale of Multiple Voting Shares owned by Newco, or by any person controlled, directly or indirectly, by Newco, for the purposes of Section 1, if the sale is an indirect sale of Multiple Voting Shares resulting from the sale of shares of Newco or a corporation which, directly or indirectly, holds shares of Newco, where (a) each selling shareholder is a shareholder of Newco, or a corporation which, directly or indirectly, holds shares of Newco, (b) the transferee will not, as a result of such sale, hold indirectly more than

20% of the Multiple Voting Shares, and (c) the transferee is not a party to any arrangement with any other person, other than a person or corporation which at the time of the sale is already a direct or indirect shareholder of Newco, under which such other person would participate in the ownership of, or control or direction over, voting or equity shares of Newco; provided that, where required by Ontario securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

4. Newco will use its best efforts to prevent any person or company from carrying out a sale (including an indirect sale) described in Section 1 in respect of any Multiple Voting Shares owned from time to time by Newco, regardless of whether such person or company is a party to this Agreement, unless Section 2 applies in respect of such sale.

5. If any person or company, other than Newco, carries out a sale (including an indirect sale) described in Section 1 in respect of any Multiple Voting Shares owned from time to time by Newco (unless Section 2 applies in respect of such sale), Newco will not at the time such sale becomes effective or thereafter do any of the following with respect to any of the Multiple Voting Shares so sold: (a) dispose of them without the prior written consent of the Trustee; (b) convert them into Subordinate Voting Shares without the prior written consent of the Trustee; or (c) exercise any voting rights attaching to them except in accordance with the written instructions of the Trustee, and Newco will comply with such instructions. The Trustee may attach conditions to any consent the Trustee gives in exercising its rights hereunder. The Trustee will exercise such rights in a manner that the Trustee considers to be: (i) in the best interests of the holders of the Subordinate Voting Shares, other than Newco and holders who, in the opinion of the Trustee, participated directly or indirectly in the transaction that triggered the operation of this Section 5; and (ii) consistent with the intentions of Newco and CanWest Global in entering into this Agreement as such intentions are set out in the recitals to this Agreement. In the event that an indirect sale of Multiple Voting Shares that is referred to in this Section 5 occurs and this Section 5 is applicable to such sale, Newco will have no liability under this Agreement in respect of such sale, provided that Newco is in compliance with all other provisions of this Agreement, including, without limitation, the provisions of Section 4 and this Section 5.

6. Newco will not, and will ensure that each person and company which it controls will not, effect or facilitate a disposition of any Multiple Voting Shares owned by Newco or by any person or company which Newco controls, directly or indirectly, unless the disposition is conditional upon the person or company acquiring the shares becoming a party to an agreement with the same terms and conditions as this Agreement under which such person or company will have the same rights and obligations as Newco hereunder and in which all references in this Agreement to Newco will be to the acquiring person or company. The conversion of Multiple Voting Shares into Subordinate Voting Shares, whether or not such Subordinate Voting Shares are subsequently sold, will not constitute a disposition of Multiple Voting Shares for the purposes of this Agreement.

7. Nothing in this Agreement will prevent Newco, from time to time, directly or indirectly, granting a security interest, by way of pledge, hypothecation or otherwise, whether directly or indirectly, in Multiple Voting Shares to any financial institution with which it deals at arm’s length (within the meaning of the Income Tax Act (Canada)) in connection with a bona fide borrowing provided that concurrently with the pledge, hypothecation or other granting of the security interest, the financial institution agrees in writing to become a party to and abide by the terms of this Agreement as if such financial institution were Newco herein until such time as the pledge, hypothecation or other security interest has been released or the Multiple Voting Shares which were subject thereto have been disposed of in accordance with the terms of this Agreement.

8. In the event that the Trustee has reasonable cause to believe that Newco or CanWest Global may have breached, or may intend to breach, any provision of this Agreement, the Trustee shall make reasonable enquiries of CanWest Global, Newco, any party to an agreement to purchase Multiple Voting Shares and any appropriate securities regulatory authorities or stock exchanges to determine whether: (i) such a breach has occurred or is intended; and (ii) such breach or intended breach can be corrected expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, and if so, the steps proposed to be taken by Newco and CanWest Global to correct such breach or intended breach. If the Trustee thereupon determines that a breach has occurred or is intended and either cannot be corrected or the steps proposed to be taken to correct such breach or intended breach will not adequately correct such breach expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, the Trustee will forthwith deliver to CanWest Global a certificate stating that the Trustee has made such determination. The Trustee will thereupon be entitled to take and, subject to Section 10, will take such action as the Trustee considers necessary to enforce its rights under this Agreement on behalf of the holders of the Subordinate Voting Shares.

Nothing in this Section 8 shall impose on the Trustee any obligation to make inquiries as to any breach or intended breach of this Agreement by CanWest Global or Newco provided that the Trustee does not have reasonable cause to believe that such a breach has occurred or is intended. Where the Trustee does not have any reasonable cause to so believe, the Trustee shall have no liability under this Section 8 in respect of any breach or intended breach.

9. Subject to Section 10, in the event holders of not less than 10% of the then outstanding Subordinate Voting Shares determine that Newco or CanWest Global have breached, or intend to breach, any provision of this Agreement, such holders may require the Trustee to take action in connection therewith by delivering to the Trustee a requisition in writing signed in one or more counterparts by such holders and setting forth the action to be taken by the Trustee, and upon receipt by the Trustee of such a requisition the Trustee will forthwith take such action as is specified in the requisition and any other action that the Trustee considers necessary to enforce its rights under this Agreement on behalf of the holders of the Subordinate Voting Shares, provided that the Trustee shall in the first instance determine whether the breach or intended breach can be corrected expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, and if so, whether the steps proposed to be taken by Newco or CanWest Global to correct such breach or intended breach will adequately correct such breach expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares.

10. The obligation of the Trustee to take any action on behalf of the holders of the Subordinate Voting Shares will be conditional upon the Trustee receiving from CanWest Global or from one or more holders of Subordinate Voting Shares such funds and indemnities as the Trustee may reasonably require in respect of any costs or expenses which it may incur in connection with any such action. CanWest Global will provide such funds and indemnities to the Trustee if the Trustee has delivered to CanWest Global the certificate referred to in Section 8.

11. No holder of Subordinate Voting Shares will have the right, other than through the Trustee, to institute any action or proceeding or to exercise any other remedy for the purpose of enforcing any rights arising from this Agreement unless holders of Subordinate Voting Shares have requested in the manner specified in Section 9 that the Trustee act and have provided reasonable funds and indemnities to the Trustee and the Trustee has failed to so act within 30 days after the provision of such funds and indemnities. In such case any holder of Subordinate Voting Shares acting on behalf of such holder and all other holders of Subordinate Voting Shares will be entitled to initiate whatever proceedings that the Trustee would have been entitled to initiate in any court of competent jurisdiction.

12. CanWest Global will do all things necessary to facilitate the due performance of this Agreement including the fulfilment by Newco of its obligations hereunder.

13. The Trustee may resign and be discharged from all further duties and liabilities hereunder, subject to this Section 13, after giving 60 days written notice to CanWest Global and Newco or such shorter notice as CanWest Global and Newco may accept as sufficient. CanWest Global will have the power at any time to remove the existing Trustee, provided that such removal is in the best interests of the holders of the Subordinate Voting Shares, after giving the Trustee 30 days notice of such removal or such shorter notice that the Trustee will accept as sufficient. In the event that the office of the Trustee becomes vacant due to the removal of the existing Trustee by CanWest Global, CanWest Global will forthwith appoint a new trustee which must be one of the largest five corporations licensed or authorized to carry on the business of a trust company in Ontario in terms of assets under administration. In the event that the office of trustee becomes vacant otherwise than by removal of the Trustee by CanWest Global, CanWest Global will forthwith appoint a new trustee which must be a corporation licensed or authorized to carry on the business of a trust company in Ontario; failing such appointment, Newco, the Trustee or any holder of Subordinate Voting Shares may apply to a judge of the Ontario Superior Court for the appointment of a new trustee. Upon any new appointment the new trustee will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the trustee, but there will be immediately executed, at the expense of CanWest Global, all such instruments as may be, in the opinion of counsel to CanWest Global, necessary or desirable to assure such vesting. Any resignation of the Trustee will not become effective until the successor party executes an appropriate instrument accepting the appointment as the new trustee. Notwithstanding such resignation the Trustee will continue to be indemnified in accordance with Section 14.

14.	(a)	Newco and CanWest Global hereby indemnify and save harmless the Trustee from and against all claims made against it by anyone, in the absence of negligence, reckless disregard, wilful misconduct or fraud by the Trustee, its officers, directors, employees and agents and independent contractors, by reason of the Trustee’s compliance in good faith with the terms hereof.

	(b)	The Trustee may employ or retain such counsel, auditors, accountants, or other experts or advisers, whose qualifications give authority to any opinion or report made by them as it may reasonably require for the purpose of discharging its duties hereunder and will not be responsible for any misconduct or negligence on the part of any of them. The Trustee may, if it is acting in good faith, rely on the accuracy of any such opinion or report.

	(c)	The Trustee will have no responsibility, if it is acting in good faith, for the genuineness or validity of any securities, documents or other things deposited with it. In the exercise of its rights, duties and obligations hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements made in any certificates or other documents provided to it.

15. CanWest Global will pay the reasonable fees and expenses of the Trustee in connection with the performance of the Trustee’s obligations hereunder including the reasonable fees and disbursements of counsel or other experts employed by the Trustee but this Section 15 will not require CanWest Global to pay any fees or expenses in connection with any action taken by the Trustee pursuant to Section 9 if the Trustee has not delivered to CanWest Global the certificate referred to in Section 8 in respect of such action.

16. The Trustee hereby accepts the appointment as trustee for the holders from time to time of the Subordinate Voting Shares and the trusts in this Agreement declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and to hold and exercise the rights, privileges and benefits conferred upon it hereby in trust for the various persons who are from time to time holders of Subordinate Voting Shares.

17. In the exercise of its rights and duties hereunder, the Trustee will exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

18. The Trustee represents that at the time of the execution and delivery hereof no material conflict of interest exists in the Trustee’s role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within three months after ascertaining that it has such material conflict of interest, either eliminate the same or resign its trust hereunder. Subject to the foregoing, the Trustee, in its personal or any other capacity may buy, lend upon and deal in securities of CanWest Global and generally may contract with and enter into financial transactions with CanWest Global, any of its subsidiaries or affiliates without being liable to account for any profit made thereby.

19. CanWest Global and Newco covenant and agree that all certificates representing Multiple Voting Shares will have endorsed thereon a legend to the effect that the Multiple Voting Shares represented by such certificate are subject to the terms of this Agreement and that a copy of this Agreement may be examined at the head office of CanWest Global. CanWest Global will maintain a true copy of this Agreement at its head office and will permit any shareholder of CanWest Global to inspect and make copies thereof during normal business hours.

20. It is acknowledged that damages may not be an adequate remedy if a party bound by this Agreement breaches any of its covenants contained herein. Therefore the parties agree that orders of specific performance, injunction and other equitable remedies may be required to protect the parties hereto and the holders of Subordinate Voting Shares and thus may be sought and obtained hereunder in lieu of or in addition to damages and all defences and protests with respect to the seeking or granting thereof are hereby waived to the maximum extent permitted by law.

21. This Agreement will take effect on the date hereof and will remain in full force and effect until the date that CanWest Global delivers to the Trustee the consent in writing of The Toronto Stock Exchange to the termination of this Agreement.

22. This Agreement will not be amended, varied or modified and no provision thereof will be waived, except with the approval of at least two-thirds of the votes cast by the holders of Subordinate Voting Shares present or represented at a meeting duly called for the purpose of considering such amendment, variation, modification or waiver which two-thirds majority will include a simple majority of the votes cast by the holders of Subordinate Voting Shares, excluding Newco and its affiliates and any person who owns Multiple Voting Shares or has an agreement to purchase Multiple Voting Shares on terms which would constitute a sale prohibited by the terms of this Agreement, prior to giving effect to the amendment, variation, modification or waiver.

23. Notwithstanding the provisions of Section 22, this Agreement may be amended without the approval of the holders of Subordinate Voting Shares in order to correct or rectify any errors, ambiguities, defective provisions, inconsistencies or omissions herein, provided that the Trustee is of the opinion that the rights hereunder of the holders of Subordinate Voting Shares will not be prejudiced, in any material respect, by such amendment and further provided that the prior consent of The Toronto Stock Exchange in respect of such changes has been received.

24. No provision in this Agreement shall limit the rights of any holders of Subordinate Voting Shares under applicable securities legislation.

25. Any notice or other communication made pursuant to or in connection with this Agreement will be sufficiently given if it is in writing and delivered or sent by registered mail, or by facsimile transmission or other form of recorded communication, to:

(a)	If to Newco:

Plan G MVS Holdings Ltd.

117 Grenfell Boulevard

Winnipeg, Manitoba

R3P 0B6

Attention: President and Secretary

Telecopy Number: 204-488-1573

(b)	If to CanWest Global:

CanWest Global Communications Corp.

201 Portage Ave.

CanWest Global Place

Winnipeg, Manitoba

R3B 3L7

Attention: Vice-President and General Counsel

Telecopy Number: 204-947-9841

(c)	If to Trustee:

Computershare Trust Company of Canada

Suite 710

530 8th Avenue S.W.

Calgary, Alberta

T2P 3S8

Attention: Manager, Corporate Trust

Telecopy Number: 403-267-6598

or to such other address as the party to whom such notice or communication is to be given shall have last designated to the party giving the same in the manner specified in this Section 25. Any such notice or communication shall be deemed to have been given and received on the day it is so delivered or sent or on the third day following the day of mailing thereof in Manitoba as the case may be.

26. This Agreement will be governed by and construed in accordance wit the laws of the Province of Ontario. The terms “associate” and “affiliate” used herein will have the meanings ascribed thereto under Ontario securities legislation. References herein to Ontario securities legislation or to applicable securities legislation means such legislation in effect at the relevant time.

27. This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns, as applicable.

28. The parties hereto will do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

29. This Agreement constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof. There are not and will not be any verbal statements, representations, warranties, undertakings or agreements between the parties in respect of the subject matter hereof.

30. If any provision, or portion thereof, of this Agreement, or of the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision or portion thereof, to any other person or circumstance shall not be affected thereby and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

PLAN G MVS HOLDINGS LTD.

By:	/s/ Gail S. Asper
Name:	Gail S. Asper
Title:	Vice-President c/s

CANWEST GLOBAL COMMUNICATIONS CORP.

By:	/s/ John E. Maguire
Name:	John E. Maguire
Title:	Chief Financial Officer c/s

By:	/s/ Thomas Strike
Name:	Thomas Strike
Title:	Executive Vice President

COMPUTERSHARE TRUST COMPANY OF CANADA

By:	/s/ W. Anne Dewaele
Name:	W. Anne Dewaele
Title:	Manager, Corporate Trust c/s

By:	/s/ Stacie Moore
Name:	Stacie Moore
Title:	General Manager, Corporate Trust

TRUST AGREEMENT

THIS TRUST AGREEMENT made as of the 28th day of December, 2005.

BETWEEN:

PLAN L MVS HOLDINGS LTD., a corporation incorporated under the laws of Manitoba

(“Newco”)

- and -

CANWEST GLOBAL COMMUNICATIONS CORP., a corporation continued under the laws of Canada,

(“CanWest Global”)

- and -

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada,

(the “Trustee”)

RECITALS:

A. The authorized capital of CanWest Global consists of an unlimited number of preference shares, issuable in series, of which an unlimited number of Series 1 Preference Shares and 21,783 Series 2 Preference Shares have been created, an unlimited number of multiple voting shares (the “Multiple Voting Shares”), an unlimited number of subordinate voting shares (the “Subordinate Voting Shares”) and an unlimited number of non-voting shares.

B. As of December 20, 2005, no preference shares, 76,785,976 Multiple Voting Shares, 98,780,630 Subordinate Voting Shares and 1,844,092 non-voting shares were issued and outstanding.

C. All of the outstanding Multiple Voting Shares are owned by CanWest Communications Corporation (“CanWest Communications”) a corporation incorporated under the laws of Manitoba. Ruth M. Asper, the widow of the late Israel Asper, together with members of her family, directly or indirectly, owns beneficially more than 94% of the outstanding equity shares of CanWest Communications.

D. All of the outstanding Subordinate Voting Shares are listed on The Toronto Stock Exchange (the “TSX”).

E. CanWest Communications and CanWest Global entered into a trust agreement (“Trust Agreement”) with Montreal Trust Company of Canada (“Montreal Trust”) dated as of October 9, 1991 to ensure that the Subordinate Voting Shares will and will continue to be listed on the TSX and that the holders from time to time of Subordinate Voting Shares will not be deprived of rights under applicable take-over bid legislation to which they would have been entitled in the event of a take-over bid if the Multiple Voting Shares and the Subordinate Voting Shares were considered to be a single class of shares.

F. By agreement (“Trust Agreement Amendment”) dated as of May 15, 1996 between CanWest Communications, CanWest Global and Montreal Trust, the Trust Agreement was amended, and by agreement (“Second Trust Agreement Amendment”) dated as of January 29, 1998 between CanWest Communications, CanWest Global and Montreal Trust, the Trust Agreement, as amended, was further amended (the Trust Agreement as amended by the Trust Agreement Amendment and the Second Trust Agreement Amendment being referred to herein as the “Amended Trust Agreement”).

G. CanWest Communications proposes to transfer Multiple Voting Shares to Newco, a wholly-owned subsidiary of CanWest Communications.

H. Immediately prior to the amalgamation referred to in Recital I, CanWest Communications will be wholly-owned by The CanWest Capital Group Inc., which in turn will be wholly-owned by CanWest Direction Ltd., which in turn will be wholly-owned by The Asper Corporation, which will be beneficially owned, directly or indirectly, by Ruth M. Asper and members of her family.

I. CanWest Communications proposes to amalgamate with The CanWest Capital Group Inc., CanWest Direction Ltd. and The Asper Corporation pursuant to the provisions of the Corporations Act (Manitoba) to form a new corporation to be named TAC Amalco Inc. (“Amalco”).

J. Amalco proposes to transfer Multiple Voting Shares and all of the issued and outstanding shares of Newco to LJA Transaction Subholdco Ltd. (“Subholdco L”), a wholly-owned subsidiary of Leonard Asper Holdings Inc. (“Holdco”), a corporation incorporated under the laws of Manitoba.

K. Following the transfer of Multiple Voting Shares to Subholdco L, resolutions authorizing the wind-up of Subholdco L will be passed and all of the property of Subholdco L will be distributed to Holdco pursuant to the provisions of the Corporations Act (Manitoba).

L. At the time of the transfer of Multiple Voting Shares to Holdco, all of the issued and outstanding shares of Holdco will be owned by Leonard J. Asper, the son of Ruth M. Asper and resident of Manitoba.

M. The Amended Trust Agreement provides that CanWest Communications will not effect or facilitate a disposition of any Multiple Voting Shares owned by CanWest Communications unless the disposition is conditional upon the person or company acquiring the shares becoming a party to an agreement with the same terms and conditions as the Amended Trust Agreement under which such person or company shall have the same rights and obligations as CanWest Communications under the Amended Trust Agreement and in which all references in the Amended Trust Agreement to CanWest Communications will be to the acquiring person or company.

N. Newco and CanWest Global wish to constitute the Trustee as a trustee for the holders from time to time of the Subordinate Voting Shares for the purposes hereinafter set forth with the intent that such holders, through the Trustee, will receive the benefit of the covenants of Newco and CanWest Global contained in this Agreement.

NOW THEREFORE THIS AGREEMENT WITHNESSETH that in consideration of the purchase of Subordinate Voting Shares by the holders thereof and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby covenant and agree as follows:

1. Subject to Sections 2 and 7, Newco will not sell any Multiple Voting Shares, directly or indirectly, pursuant to a take-over bid (as defined in applicable securities legislation) at a price per share in excess of 115% of the “market price” of the Subordinate Voting Shares (as determined in accordance with applicable securities legislation dealing with take-over bids) or as part of a transaction involving purchases being made from more than five persons or companies in the aggregate. In determining whether there has been a sale of or offer for Multiple Voting Shares and the terms and conditions of any such sale or offer, effect will be given to all transactions contemplated by the arrangement pursuant to which the Multiple Voting Shares are sold, or are to be sold, whether such transaction or transactions are completed on, before, or after the time of sale of Multiple Voting Shares.

2. Section 1 will not apply to prevent a sale by Newco of Multiple Voting Shares pursuant to a take-over bid if:

(a)	such sale is made pursuant to an offer to all holders of Multiple Voting Shares where a concurrent offer is made to all holders of Subordinate Voting Shares and:

(i)	the price offered for the Subordinate Voting Shares is at least equal to the higher of the price offered for the Multiple Voting Shares and the highest price paid by the offeror, within the 90 day period immediately preceding the date of such offer, for any Multiple Voting Shares owned directly or indirectly by Newco or any of its affiliates; and

(ii)	the number of Subordinate Voting Shares offered to be purchased expressed as a percentage of the number of Subordinate Voting Shares outstanding is not less than the number of Multiple Voting Shares offered to be purchased expressed as a percentage of the number of Multiple Voting Shares outstanding; and

(iii)	no condition is attached to the offer for the Subordinate Voting Shares relating to the obligation to take up and pay for shares, other than the right not to take up and pay for an Subordinate Voting Shares which may be tendered if no shares are purchased pursuant to the offer for the Multiple Voting Shares; and

(iv)	all other terms are at least as favourable to the holders of Subordinate Voting Shares as the terms of the offer for the Multiple Voting Shares are to the holders of Multiple Voting Shares; or

(b)	there is a concurrent unconditional offer to purchase all of the Subordinate Voting Shares on the terms specified in clauses (i) and (iv) of subsection (a) above; or

(c)	such sale is an indirect sale resulting from the acquisition of shares of a corporation which, directly or indirectly, controls or is controlled by Newco or CanWest Global, where (x) each party to the sale is a member of the Asper Family (as defined below); and (y) the transferee is one of (1) a Transferee Individual, (2) a corporation which is directly or indirectly 100% owned and controlled by Transferee Individuals, or (3) a trust for Transferee Individuals, and the transferor is one of (1) a Transferor Individual, (2) a corporation which is directly or indirectly owned and controlled by Transferor Individuals or trusts for Transferor Individuals, or (3) a trust for Transferor Individuals (where a “Transferee Individual” means a child or grandchild of a “Transferor Individual” and for greater certainty “Transferor Individual” is initially Leonard J. Asper in relation to his direct or indirect ownership and control of Newco); and (z) no such transferee is a party to any arrangement under which any other person, other than another member of the Asper Family, would participate in the ownership of, or control or direction over, voting or equity shares of such corporation, Newco or CanWest Global (other than the Subordinate Voting Shares); provided that, where required by Ontario securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

For the purposes of this Agreement, the term “Asper Family” means collectively (i) Israel Asper (“Asper”); (ii) his spouse; (iii) any issue of Asper (treating for this purpose, for greater certainty, any legally adopted descendent as a natural descendent); (iv) the estate of any person listed in clauses (i) to (iii); (v) any trust primarily for the issue of Asper, spouses of such issue, Asper himself or his spouse; (vi) any and all corporations which are directly or indirectly 100% controlled by any one or more of the foregoing; and (vii) Newco so long as it is wholly controlled by any member or members of the Asper Family. For purposes hereof, “control” means the ownership of, or control or direction over, voting securities, and “spouse” includes a person’s widow or widower; or

(d)	such sale is a direct or indirect sale resulting from the sale of Multiple Voting Shares, directly or indirectly, to The Asper Foundation Inc., its replacement or successor charitable foundation or any other charitable organization, foundation, or trust that is a registered charity for purposes of the Income Tax Act (Canada) (in any such case, a “Foundation”); provided that, at the time of the sale, (A) a majority of the directors of the Foundation are Transferee Individuals and (B) the transferor is one of (i) a Transferor Individual, (ii) a corporation which is directly or indirectly owned and controlled by Transferor Individuals or trusts for Transferor Individuals, or (iii) a trust for Transferor Individuals (where a “Transferee Individual” means a spouse, a child or grandchild, or a spouse of a child or grandchild of a “Transferor Individual” and for greater certainty “Transferor Individual” is initially Leonard J. Asper in relation to his direct or indirect ownership and control of Newco); and no such transferee is a party to any arrangement with any other person, other than another member of the Asper Family, under which such other person would participate in the ownership of, or control or direction over, voting or equity shares of such corporation, Newco or CanWest Global (other than the Subordinate Voting Shares); provided that, where required by Ontario Securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

3. Without limiting the generality of Section 1, (i) a sale will be deemed to be an indirect sale of Multiple Voting Shares owned by Newco or by any person or company controlled, directly or indirectly, by Newco, for the purposes of Section 1, if the offer pursuant to which such sale is made would be deemed to be an indirect offer for the Multiple Voting Shares under the take-over bid provisions of applicable securities legislation; and (ii) an offeror shall be deemed to include any person or company acting jointly or in concert with such offeror under the take-over bid provisions of applicable securities legislation. Notwithstanding the foregoing, a sale will not be deemed to be an indirect sale of Multiple Voting Shares owned by Newco, or by any person controlled, directly or indirectly, by Newco, for the purposes of Section 1, if the sale is an indirect sale of Multiple Voting Shares resulting from the sale of shares of Newco or a corporation which, directly or indirectly, holds shares of Newco, where (a) each selling shareholder is a shareholder of Newco, or a corporation which, directly or indirectly, holds shares of Newco, (b) the transferee will not, as a result of such sale, hold indirectly more than

20% of the Multiple Voting Shares, and (c) the transferee is not a party to any arrangement with any other person, other than a person or corporation which at the time of the sale is already a direct or indirect shareholder of Newco, under which such other person would participate in the ownership of, or control or direction over, voting or equity shares of Newco; provided that, where required by Ontario securities legislation, an order from the Ontario Securities Commission permitting such sale has been obtained.

4. Newco will use its best efforts to prevent any person or company from carrying out a sale (including an indirect sale) described in Section 1 in respect of any Multiple Voting Shares owned from time to time by Newco, regardless of whether such person or company is a party to this Agreement, unless Section 2 applies in respect of such sale.

5. If any person or company, other than Newco, carries out a sale (including an indirect sale) described in Section 1 in respect of any Multiple Voting Shares owned from time to time by Newco (unless Section 2 applies in respect of such sale), Newco will not at the time such sale becomes effective or thereafter do any of the following with respect to any of the Multiple Voting Shares so sold: (a) dispose of them without the prior written consent of the Trustee; (b) convert them into Subordinate Voting Shares without the prior written consent of the Trustee; or (c) exercise any voting rights attaching to them except in accordance with the written instructions of the Trustee, and Newco will comply with such instructions. The Trustee may attach conditions to any consent the Trustee gives in exercising its rights hereunder. The Trustee will exercise such rights in a manner that the Trustee considers to be: (i) in the best interests of the holders of the Subordinate Voting Shares, other than Newco and holders who, in the opinion of the Trustee, participated directly or indirectly in the transaction that triggered the operation of this Section 5; and (ii) consistent with the intentions of Newco and CanWest Global in entering into this Agreement as such intentions are set out in the recitals to this Agreement. In the event that an indirect sale of Multiple Voting Shares that is referred to in this Section 5 occurs and this Section 5 is applicable to such sale, Newco will have no liability under this Agreement in respect of such sale, provided that Newco is in compliance with all other provisions of this Agreement, including, without limitation, the provisions of Section 4 and this Section 5.

6. Newco will not, and will ensure that each person and company which it controls will not, effect or facilitate a disposition of any Multiple Voting Shares owned by Newco or by any person or company which Newco controls, directly or indirectly, unless the disposition is conditional upon the person or company acquiring the shares becoming a party to an agreement with the same terms and conditions as this Agreement under which such person or company will have the same rights and obligations as Newco hereunder and in which all references in this Agreement to Newco will be to the acquiring person or company. The conversion of Multiple Voting Shares into Subordinate Voting Shares, whether or not such Subordinate Voting Shares are subsequently sold, will not constitute a disposition of Multiple Voting Shares for the purposes of this Agreement.

7. Nothing in this Agreement will prevent Newco, from time to time, directly or indirectly, granting a security interest, by way of pledge, hypothecation or otherwise, whether directly or indirectly, in Multiple Voting Shares to any financial institution with which it deals at arm’s length (within the meaning of the Income Tax Act (Canada)) in connection with a bona fide borrowing provided that concurrently with the pledge, hypothecation or other granting of the security interest, the financial institution agrees in writing to become a party to and abide by the terms of this Agreement as if such financial institution were Newco herein until such time as the pledge, hypothecation or other security interest has been released or the Multiple Voting Shares which were subject thereto have been disposed of in accordance with the terms of this Agreement.

8. In the event that the Trustee has reasonable cause to believe that Newco or CanWest Global may have breached, or may intend to breach, any provision of this Agreement, the Trustee shall make reasonable enquiries of CanWest Global, Newco, any party to an agreement to purchase Multiple Voting Shares and any appropriate securities regulatory authorities or stock exchanges to determine whether: (i) such a breach has occurred or is intended; and (ii) such breach or intended breach can be corrected expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, and if so, the steps proposed to be taken by Newco and CanWest Global to correct such breach or intended breach. If the Trustee thereupon determines that a breach has occurred or is intended and either cannot be corrected or the steps proposed to be taken to correct such breach or intended breach will not adequately correct such breach expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, the Trustee will forthwith deliver to CanWest Global a certificate stating that the Trustee has made such determination. The Trustee will thereupon be entitled to take and, subject to Section 10, will take such action as the Trustee considers necessary to enforce its rights under this Agreement on behalf of the holders of the Subordinate Voting Shares.

Nothing in this Section 8 shall impose on the Trustee any obligation to make inquiries as to any breach or intended breach of this Agreement by CanWest Global or Newco provided that the Trustee does not have reasonable cause to believe that such a breach has occurred or is intended. Where the Trustee does not have any reasonable cause to so believe, the Trustee shall have no liability under this Section 8 in respect of any breach or intended breach.

9. Subject to Section 10, in the event holders of not less than 10% of the then outstanding Subordinate Voting Shares determine that Newco or CanWest Global have breached, or intend to breach, any provision of this Agreement, such holders may require the Trustee to take action in connection therewith by delivering to the Trustee a requisition in writing signed in one or more counterparts by such holders and setting forth the action to be taken by the Trustee, and upon receipt by the Trustee of such a requisition the Trustee will forthwith take such action as is specified in the requisition and any other action that the Trustee considers necessary to enforce its rights under this Agreement on behalf of the holders of the Subordinate Voting Shares, provided that the Trustee shall in the first instance determine whether the breach or intended breach can be corrected expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares, and if so, whether the steps proposed to be taken by Newco or CanWest Global to correct such breach or intended breach will adequately correct such breach expeditiously and without prejudice to the bona fide interests of the holders of Subordinate Voting Shares.

10. The obligation of the Trustee to take any action on behalf of the holders of the Subordinate Voting Shares will be conditional upon the Trustee receiving from CanWest Global or from one or more holders of Subordinate Voting Shares such funds and indemnities as the Trustee may reasonably require in respect of any costs or expenses which it may incur in connection with any such action. CanWest Global will provide such funds and indemnities to the Trustee if the Trustee has delivered to CanWest Global the certificate referred to in Section 8.

11. No holder of Subordinate Voting Shares will have the right, other than through the Trustee, to institute any action or proceeding or to exercise any other remedy for the purpose of enforcing any rights arising from this Agreement unless holders of Subordinate Voting Shares have requested in the manner specified in Section 9 that the Trustee act and have provided reasonable funds and indemnities to the Trustee and the Trustee has failed to so act within 30 days after the provision of such funds and indemnities. In such case any holder of Subordinate Voting Shares acting on behalf of such holder and all other holders of Subordinate Voting Shares will be entitled to initiate whatever proceedings that the Trustee would have been entitled to initiate in any court of competent jurisdiction.

12. CanWest Global will do all things necessary to facilitate the due performance of this Agreement including the fulfilment by Newco of its obligations hereunder.

13. The Trustee may resign and be discharged from all further duties and liabilities hereunder, subject to this Section 13, after giving 60 days written notice to CanWest Global and Newco or such shorter notice as CanWest Global and Newco may accept as sufficient. CanWest Global will have the power at any time to remove the existing Trustee, provided that such removal is in the best interests of the holders of the Subordinate Voting Shares, after giving the Trustee 30 days notice of such removal or such shorter notice that the Trustee will accept as sufficient. In the event that the office of the Trustee becomes vacant due to the removal of the existing Trustee by CanWest Global, CanWest Global will forthwith appoint a new trustee which must be one of the largest five corporations licensed or authorized to carry on the business of a trust company in Ontario in terms of assets under administration. In the event that the office of trustee becomes vacant otherwise than by removal of the Trustee by CanWest Global, CanWest Global will forthwith appoint a new trustee which must be a corporation licensed or authorized to carry on the business of a trust company in Ontario; failing such appointment, Newco, the Trustee or any holder of Subordinate Voting Shares may apply to a judge of the Ontario Superior Court for the appointment of a new trustee. Upon any new appointment the new trustee will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the trustee, but there will be immediately executed, at the expense of CanWest Global, all such instruments as may be, in the opinion of counsel to CanWest Global, necessary or desirable to assure such vesting. Any resignation of the Trustee will not become effective until the successor party executes an appropriate instrument accepting the appointment as the new trustee. Notwithstanding such resignation the Trustee will continue to be indemnified in accordance with Section 14.

14.	(a)	Newco and CanWest Global hereby indemnify and save harmless the Trustee from and against all claims made against it by anyone, in the absence of negligence, reckless disregard, wilful misconduct or fraud by the Trustee, its officers, directors, employees and agents and independent contractors, by reason of the Trustee’s compliance in good faith with the terms hereof.

	(b)	The Trustee may employ or retain such counsel, auditors, accountants, or other experts or advisers, whose qualifications give authority to any opinion or report made by them as it may reasonably require for the purpose of discharging its duties hereunder and will not be responsible for any misconduct or negligence on the part of any of them. The Trustee may, if it is acting in good faith, rely on the accuracy of any such opinion or report.

	(c)	The Trustee will have no responsibility, if it is acting in good faith, for the genuineness or validity of any securities, documents or other things deposited with it. In the exercise of its rights, duties and obligations hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements made in any certificates or other documents provided to it.

15. CanWest Global will pay the reasonable fees and expenses of the Trustee in connection with the performance of the Trustee’s obligations hereunder including the reasonable fees and disbursements of counsel or other experts employed by the Trustee but this Section 15 will not require CanWest Global to pay any fees or expenses in connection with any action taken by the Trustee pursuant to Section 9 if the Trustee has not delivered to CanWest Global the certificate referred to in Section 8 in respect of such action.

16. The Trustee hereby accepts the appointment as trustee for the holders from time to time of the Subordinate Voting Shares and the trusts in this Agreement declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and to hold and exercise the rights, privileges and benefits conferred upon it hereby in trust for the various persons who are from time to time holders of Subordinate Voting Shares.

17. In the exercise of its rights and duties hereunder, the Trustee will exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

18. The Trustee represents that at the time of the execution and delivery hereof no material conflict of interest exists in the Trustee’s role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within three months after ascertaining that it has such material conflict of interest, either eliminate the same or resign its trust hereunder. Subject to the foregoing, the Trustee, in its personal or any other capacity may buy, lend upon and deal in securities of CanWest Global and generally may contract with and enter into financial transactions with CanWest Global, any of its subsidiaries or affiliates without being liable to account for any profit made thereby.

19. CanWest Global and Newco covenant and agree that all certificates representing Multiple Voting Shares will have endorsed thereon a legend to the effect that the Multiple Voting Shares represented by such certificate are subject to the terms of this Agreement and that a copy of this Agreement may be examined at the head office of CanWest Global. CanWest Global will maintain a true copy of this Agreement at its head office and will permit any shareholder of CanWest Global to inspect and make copies thereof during normal business hours.

20. It is acknowledged that damages may not be an adequate remedy if a party bound by this Agreement breaches any of its covenants contained herein. Therefore the parties agree that orders of specific performance, injunction and other equitable remedies may be required to protect the parties hereto and the holders of Subordinate Voting Shares and thus may be sought and obtained hereunder in lieu of or in addition to damages and all defences and protests with respect to the seeking or granting thereof are hereby waived to the maximum extent permitted by law.

21. This Agreement will take effect on the date hereof and will remain in full force and effect until the date that CanWest Global delivers to the Trustee the consent in writing of The Toronto Stock Exchange to the termination of this Agreement.

22. This Agreement will not be amended, varied or modified and no provision thereof will be waived, except with the approval of at least two-thirds of the votes cast by the holders of Subordinate Voting Shares present or represented at a meeting duly called for the purpose of considering such amendment, variation, modification or waiver which two-thirds majority will include a simple majority of the votes cast by the holders of Subordinate Voting Shares, excluding Newco and its affiliates and any person who owns Multiple Voting Shares or has an agreement to purchase Multiple Voting Shares on terms which would constitute a sale prohibited by the terms of this Agreement, prior to giving effect to the amendment, variation, modification or waiver.

23. Notwithstanding the provisions of Section 22, this Agreement may be amended without the approval of the holders of Subordinate Voting Shares in order to correct or rectify any errors, ambiguities, defective provisions, inconsistencies or omissions herein, provided that the Trustee is of the opinion that the rights hereunder of the holders of Subordinate Voting Shares will not be prejudiced, in any material respect, by such amendment and further provided that the prior consent of The Toronto Stock Exchange in respect of such changes has been received.

24. No provision in this Agreement shall limit the rights of any holders of Subordinate Voting Shares under applicable securities legislation.

25. Any notice or other communication made pursuant to or in connection with this Agreement will be sufficiently given if it is in writing and delivered or sent by registered mail, or by facsimile transmission or other form of recorded communication, to:

(a)	If to Newco:

Plan L MVS Holdings Ltd.

1001 Wellington Crescent

Winnipeg, Marnioba

R3M 0A1

Attention: President and Secretary

Telecopy Number: 204-487-3578

(b)	If to CanWest Global:

CanWest Global Communications Corp.

201 Portage Ave.

CanWest Global Place

Winnipeg, Manitoba

R3B 3L7

Attention: Vice-President and General Counsel

Telecopy Number: 204-947-9841

(c)	If to Trustee:

Computershare Trust Company of Canada

Suite 710

530 8th Avenue S.W.

Calgary, Alberta

T2P 3S8

Attention: Manager, Corporate Trust

Telecopy Number: 403-267-6598

or to such other address as the party to whom such notice or communication is to be given shall have last designated to the party giving the same in the manner specified in this Section 25. Any such notice or communication shall be deemed to have been given and received on the day it is so delivered or sent or on the third day following the day of mailing thereof in Manitoba as the case may be.

26. This Agreement will be governed by and construed in accordance wit the laws of the Province of Ontario. The terms “associate” and “affiliate” used herein will have the meanings ascribed thereto under Ontario securities legislation. References herein to Ontario securities legislation or to applicable securities legislation means such legislation in effect at the relevant time.

27. This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns, as applicable.

28. The parties hereto will do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

29. This Agreement constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof. There are not and will not be any verbal statements, representations, warranties, undertakings or agreements between the parties in respect of the subject matter hereof.

30. If any provision, or portion thereof, of this Agreement, or of the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision or portion thereof, to any other person or circumstance shall not be affected thereby and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

PLAN L MVS HOLDINGS LTD.

By:	/s/ Gail S. Asper
Name:	Gail S. Asper
Title:	Vice-President c/s

CANWEST GLOBAL COMMUNICATIONS CORP.

By:	/s/ John E. Maguire
Name:	John E. Maguire
Title:	Chief Financial Officer c/s

By:	/s/ Thomas Strike
Name:	Thomas Strike
Title:	Executive Vice President

COMPUTERSHARE TRUST COMPANY OF CANADA

By:	/s/ W. Anne Dewaele
Name:	W. Anne Dewaele
Title:	Manager, Corporate Trust c/s

By:	/s/ Stacie Moore
Name:	Stacie Moore
Title:	General Manager, Corporate Trust